                                                                    EXHIBIT 10.3


                         AFFILIATE SERVICES AGREEMENT


     THIS AFFILIATE SERVICES AGREEMENT (the "Affiliate Contract") is entered into this 4th day of APRIL, 1997, by and between ONEPOINT COMMUNICATIONS, LLC, a Delaware limited liability company, and its operating subsidiaries doing business as OnePoint (collectively "OnePoint"), and SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint").

                                   RECITALS

     WHEREAS, Sprint entered into a Services Agreement with Pacific Bell Communications ("PBC") dated February 3, 1997 (the "Master Agreement") pursuant to which Sprint will sell to PBC, and PBC will purchase from Sprint, certain long distance telecommunications services; and

     WHEREAS, Section 3.2 of the Master Agreement provides that "Affiliates" of PBC may elect to obtain from Sprint any of the "Services" under the Master Agreement by execution of a written Affiliate Contract between such Affiliate and Sprint; and

     WHEREAS, the Master Agreement defines "Affiliate" to include, for purposes of the Master Agreement only, Southwestern Bell Communications Services, Inc., a Delaware corporation ("SBCS") and Affiliates of SBCS; and

     WHEREAS, OnePoint, as an Affiliate of SBCS (and thereby an "Affiliate" of PBC), desires to obtain Services from Sprint pursuant to Section 3.2 of the Master Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending legally to be bound, agree as follows:

1.   Definitions. Capitalized terms not herein defined shall have their
     -----------
respective meanings set forth in Article I and Attachment DE of the Master Agreement.

2.   Term. Unless otherwise extended or earlier terminated in accordance with
     ----
Section 5 hereof or as contemplated by Section 3.2(b) of the Master Agreement, the term of the

Affiliate Contract shall commence as of the date hereof and shall continue in full force and effect until the first anniversary of the date hereof (the "Termination Date").

3.   Integration. Sprint shall provide such Services to OnePoint as OnePoint may
     -----------
request from time to time pursuant to the terms hereof in accordance with
Section 3.2(a) of the Master Agreement, and OnePoint shall be entitled to the benefits of, and subject to the obligations set forth in, the provisions of the Master Agreement set forth herein with respect to the provision of such Services to the same extend as if a party to the Master Agreement, other than as expressly set forth herein.

4.   Non-Exclusive Agreement; Rates and Charges. During the term of the
     ------------------------------------------
Affiliate Contract, OnePoint may elect, without regard to the exclusivity provisions of Article 6 of the Master Agreement, to obtain any of the Services from Sprint at the Rates and Charges set forth in the Master Agreement and Attachment PS thereto.

5.   Company Affiliate's Right to Renew. On or prior to the Termination Date,
     ----------------------------------
OnePoint may elect, by notice delivered to Sprint, to renew the Affiliate Contract on either an exclusive or a non-exclusive basis as follows (subject, in each case, to the right to terminate the Affiliate Contract in accordance with
Section 3.2(b) of the Master Agreement):

     (a) Exclusive Basis. OnePoint may renew the Affiliate Contract for a term which is coextensive with the Term of the Master Agreement; provided that in such event, OnePoint shall thereupon become subject to the same exclusivity provisions as set forth in Article 6 of the Master Agreement (excluding any volume commitments set forth therein) except that clause (iv) of the first sentence of Section 6.1(a) of the Master Agreement shall be modified to permit OnePoint to obtain services provided by a carrier other than Sprint under any contract existing as of the date of OnePoint's election to renew the Affiliate Contract pursuant to this Section 5(a) (which contracts will be terminated as soon as practicable to the extent no breach or penalty results therefrom).

     (b) Non-Exclusive Basis. OnePoint may renew the Affiliate Contract and elect, without regard to the exclusivity provisions of Article 6 of the Agreement, to obtain any of the Services from Sprint at the rates and charges and for the terms and conditions to be negotiated in good faith.

6.   Other Terms and Conditions. The following terms and conditions of the
     --------------------------
Master Agreement, with such modifications set forth herein and such conforming changes as shall be necessary to reflect the identity of OnePoint and to be consistent with the foregoing, are incorporated herein and made a part hereof by reference:

     (a)  Article 1 (Definitions);

     (b)  Section 3.2 (Services to Company Affiliates);

     (c)  Section 4.4

     (d)  Section 4.6 (Quality of Services) amended to read as follows:

               4.6  Quality of Services. Sprint shall provide Services purchased
                    -------------------
               by OnePoint hereunder in compliance with the Performance Guarantees to the extent set forth in Section (6)r of this Affiliate Contract;

     (e)  Section 8 (Rates and Charges);

     (f) Section 10.1 (Price Adjustments); provided, however, that this Section shall not become operational with respect to OnePoint until Sprint begins making the adjustments provided for herein for PBC;

     (g)  Article 12 (Confidential Information);

     (h)  Article 14 (Representations, Warranties and Covenants);

     (i)  Article 15 (Intellectual Property Rights);

     (j)  Article 16 (Indemnification; Third Party Claims);

     (k) Section 17.2(c) ("Pass-Through Compensation"); provided, however, that this Section shall be administered using the same procedures used to accomplish the pass-through provided for herein for PBC;

     (l)  Section 17.6(b) (Special Remedies Under Certain Circumstances-Fraud);

     (m) Sections 18.2 (Force Majeure), 18.3 (Independent Contractor), 18.4 (Advertising or Publicity), 18.5 (Subcontracting), 18.6 (Dispute Resolution), and 18.7 (Assignment);

     (n)  Article 19 (Miscellaneous), with the address of the parties in Section
          19.3 (Notices) modified as follows:

          If to OnePoint
          --------------

          OnePoint Communications, LLC

               Address:    c/o The VenCom Group, Inc.

                           2201 Waukegan Rd., Suite E-200

                           Bannockburn, Illinois 60015

               Facsimile:  (847) 374-1070

               Telephone:  (847) 374-7000

               Attention:  President

          If to Sprint
          ------------

          Sprint Communications Company L.P.

               Address:    5420 LBJ Freeway, 18th Floor

                           Dallas, TX 75240

               Facsimile:  (214) 405-5002

               Telephone:  (214) 405-5504

               Attention:  Vice President/General Manager RBOC Services

     (o) Section I (General Matters) of Attachment BA (Billing and Accounting); provided, however, that the last sentence of Subsection I.A shall be replaced with the following:

               Sprint hereby waives all charges for any usage not billed within 180 days following the end of the first available monthly billing cycle after the usage is recorded, unless (a) Sprint can document in writing that the delayed billing was caused by the Company or
               (b) the parties agree in writing to a longer time period.

     (p) Section III.A (Cost Categories for General Ledger Account Purposes) of Attachment BA (Billing and Accounting);

     (q)  Attachment DE (Definitions);

     (r) Sections I.1, I.3, I.4 and I.5 (Sprint Support Levels) of Attachment PG (Performance Guarantees);

     (s)  Attachment PS (Pricing of Services) with Attachments.

IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Service Contract, to be effective as of the date first above written.

ONEPOINT COMMUNICATIONS, LLC            SPRINT COMMUNICATIONS COMPANY L.P.


By:  [SIGNATURE ILLEGIBLE]              By:  /s/ Leo Welsh
   -------------------------               -------------------------------
Title: Chairman/CEO                     Title: Vice President
      ----------------------                  ----------------------------

                                                     STAMP APPEARS HERE

                              SERVICES AGREEMENT

                                    BETWEEN

                          PACIFIC BELL COMMUNICATIONS

                                      AND

                      SPRINT COMMUNICATIONS COMPANY. L.P.


                            Dated February 3, 1997

                                  ATTACHMENTS

Attachment AS       Terms of Affiliate Services Agreement

Attachment BA       Billing and Accounting

Attachment DE       Definitions

Attachment PG       Performance Guarantees

Attachment PS       Pricing of Services

     Diagram 1           Access Services and Transport Services
     Table 1             Switched Access Services
     Table 2             Domestic Transport Services
     Table 3             International Transport Services
     Table 4             Calling Card Services
     Table 5             Billing Increments
     Table 6             Domestic Toll Free Services
     Table 7             Directory Assistance Services
     Table 8             Operator Services
     Table 9             Dedicated Access Services
     Table 10            Bulk Transport Services
     Table 11            Branding Services
     Exhibit PS-1        Price Change Modification Notice
     Exhibit PS-II       Additional Core Services Notice
     Exhibit PS-III      Purchased Shopping Services Notice

                              SERVICES AGREEMENT

          This SERVICES AGREEMENT (this "AGREEMENT") is entered into this 3rd day of February 1997, by and between PACIFIC BELL COMMUNICATIONS (the "COMPANY") and SPRINT COMMUNICATIONS COMPANY, L.P. ("SPRINT").

                                   RECITALS

          A. The Company, together with certain other parties, issued a Request for Proposal dated April 18, 1996, which requested from certain long distance service providers proposals to provide the Company with voice and data services.

          B. In response to certain proposals submitted by Sprint, the Company has determined, subject to the terms and conditions of this Agreement, to purchase certain voice and data services offered by Sprint and Sprint has agreed to provide such services to the Company on the terms and conditions set forth herein.

          C. Sprint acknowledges (i) the interest of the Company in obtaining competitively priced voice and data services and (ii) that this Agreement is being entered into by the Company, in part, to obtain the assistance of Sprint in connection with the Company's entry, upon the receipt of all relevant federal and state regulatory approvals, into the long distance market.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, agree as follows.

                              TERMS OF AGREEMENT

                                  ARTICLE 1

                                 DEFINITIONS

          Whenever used in this Agreement, capitalized words and phrases shall have the meanings set forth in ATTACHMENT DE. With respect to any technical or similar terms or phrases used without definition herein, such technical or similar terms or phrases shall be governed by their ordinary and common meaning as generally used by Persons familiar with, and experienced in, the telecommunications industry.

          3.2  Services to Company Affiliates.
               ------------------------------

          (a) TERMS OF AFFILIATE SERVICES. From the date of this Agreement until the six (6) month anniversary of the Commercial Commencement Date, each Company Affiliate may elect in its sole and absolute discretion to obtain from Sprint, and Sprint shall be obligated to provide to any such Company Affiliate, any of the Services at the Rates and Charges by execution of a written contract between such Company Affiliate and Sprint incorporating the terms set forth in ATTACHMENT AS (the "AFFILIATE CONTRACT"). In addition to the foregoing, Sprint may provide to the Company Affiliate any additional services specified by the Company Affiliate at the rates and for the charges to be negotiated in good faith by such parties in accordance with the applicable Affiliate Contract.

          (b) TRANSITION OF AFFILIATE AGREEMENTS. Sprint acknowledges that the Company intends to offer telecommunications services to its Affiliates after receipt of all necessary governmental authorizations. In connection therewith, Sprint agrees that it shall permit any Company Affiliate to which Sprint provides retail telecommunications services or wholesale services to terminate such Affiliate's telecommunications agreement or Affiliate Contract, as the case may be, with Sprint (each, a "SPRINT AGREEMENT") without penalty and without regard to any contrary provisions contained therein; provided that (i) such
                                                     --------
Company Affiliate, upon termination of such Sprint Agreement, shall obtain the telecommunications services which were the subject of such Sprint Agreement from the Company and (ii) the Company shall, subject to the exception to exclusivity set forth in SECTION 6.1(A)(I) hereof, obtain the telecommunications services which it provides to such Affiliate from Sprint for the remainder of the existing term of such Sprint Agreement (without giving effect to any right of renewal) on an exclusive basis (to the extent, and only to the extent, that such services were provided to the Affiliate under the Sprint Agreement on such an exclusive basis) and at a volume consistent with any volume commitments set forth in such Sprint Agreement.

          4.4  Management of LEC and Domestic Alternate Provider Relationship.
               --------------------------------------------------------------
Sprint acknowledges that the Company intends to rely upon Sprint to provide end-to-end services and to manage, on behalf of the Company, all of Sprint's relationships with any LEC or Domestic Alternate Provider to the extent necessary to permit the Company to deliver end-to-end services. In connection with the foregoing, the Company acknowledges that Sprint is unable to guarantee the level of service provided by any such LEC or Domestic Alternate Provider, although Sprint agrees that it shall use its reasonable best efforts to manage any such relationships in such a manner so as to ensure that the Services meet the Performance Guarantees. In addition, in no event shall Sprint's level of managerial effort, on behalf of the Company, with any LEC or Domestic Alternate Provider differ, in any material and adverse respect, from the efforts Sprint expands on its own behalf in connection with the provision of services to Sprint's other customers (including the efforts Sprint uses for its own retail division).

undertaken in a manner designed to minimize or eliminate, to the extent commercially practicable, any disruption to the Company's ordinary business operations, including the provision of end-to-end services by the Company.

          4.6  Quality and Value of Services. Sprint expressly acknowledges that
               -----------------------------
the provision of competitively priced and highly reliable end-to-end services to the Company is critical to the Company's business and reputation. Sprint shall provide all Services in compliance with the applicable Performance Guarantees, Documentation and other requirements set forth in this Agreement. To the extent that Sprint uses any service provider (including, without limitation, any LEC or any Domestic Alternate Provider) in connection with the provision of end-to-end Services to the Company, Sprint shall use its reasonable best efforts to ensure that any such other service provider delivers the same level of reliability and quality of services to the Company as is required of Sprint under the terms of this Agreement.

                                   ARTICLE 6

                                  EXCLUSIVITY

          6.1  Terms of Exclusivity
               --------------------

          (a) GENERALLY. Subject to SECTION 6.2 AND 6.3 hereof, the Company shall obtain all of its Domestic and international long distance Services from Sprint, except for (i) services provided by the Company or its Affiliates or by means of any capitalized assets or owned facilities of the Company or its Affiliates, (ii) dedicated services that Sprint cannot readily supply or for which Sprint cannot meet reasonable due dates established in accordance with the provisions set forth in ATTACHMENT PG, (iii) services directed to another carrier for emergency backup or redundancy, (iv) services provided by another carrier under any existing contract as of November 1, 1996 (which contracts will be terminated as soon as practicable to the extent no breach or penalty results therefrom), (v) Captive Services (to the extent the Company has determined not to obtain such Captive Service from Sprint) and any Shopping Services unless otherwise expressly agreed by the Company and Sprint, (vi) international Services from a
(1) Foreign Country Carrier pursuant to any Direct Service Agreement, (2) Strategic Partner, pursuant to any International Service Arrangement, at any time on or after the first anniversary of the Commercial Commencement Date and
(3) Foreign Carrier, pursuant to any International Service Arrangement, at any time on or after the second anniversary of the Commercial Commencement Date. Notwithstanding anything to the contrary in this Agreement or otherwise, (a) this Agreement shall not, in any manner, limit the Company's right, at any time, to construct its own facilities or to use facilities of any Affiliate, (b) in the event the provisions of CLAUSE (VI) of the preceding sentence shall apply to an International Service Arrangement entered into by the Company with respect to any foreign country, the exclusivity provisions of this Section 6.1(a) shall, from and after the date on which such International Service Arrangement has been entered into, not apply at any time thereafter to such foreign country, and (c) except pursuant to the express exceptions of the preceding sentence and CLAUSE
(A) of this sentence, the Company shall not engage in transactions with any of its Affiliates solely for the purpose of circumventing the exclusivity provisions of this ARTICLE 6.

          (b) END-USER REQUIREMENTS. On a case-by-case basis, Sprint shall negotiate, in good faith, with the Company to satisfy any specific end-user requirements relating to the Services, including, but not limited to, the use of an alternate carrier in connection with an end-user's need for redundancy, route diversity or emergency backup.

          6.2   Methods for Domestic Service Delivery.
                -------------------------------------

          (a)   INTERLATA SERVICES. Subject to the exceptions set forth in
SECTION 6.1 (A) hereof, the Company shall, at its election, and in its sole and absolute discretion, obtain interLATA Services from Sprint through any of the following configurations:

          (i) Switchless Configuration. The Company may obtain from Sprint, Domestic Transport Services, together with, in the sole and absolute discretion of the Company, either Switched Access Services or Dedicated Access Services (a "SWITCHLESS CONFIGURATION").

          (ii) Carrier Origination Configuration. The Company may provide for terminated of a call on a Company switch and obtain from Sprint. Domestic Transport Services, together with, in the sole and absolute discretion of the Company, either Switched Origination Services or Dedicated Access Services (a "CARRIER ORIGINATION CONFIGURATION").

          (iii) Carrier Termination Configuration. The Company may provide for origination of a call on a Company switch and obtain from Sprint, Domestic Transport Services, together with, in the sole and absolute discretion of the Company, either Switched
     Termination Services
     or Dedicated Access Services (a "CARRIER TERMINATION CONFIGURATION") or

          (iv) Bulk Transport Configuration. Subject to SECTIONS 6.3(A) AND 7.1(A) hereof, the Company may provide for origination and termination of a call on a Company switch and obtain from Sprint dedicated connections between Sprint's POPs (a "BULK TRANSPORT CONFIGURATION") at the rate specified in TABLE 10 of ATTACHMENT PS.

          (b)  INTRALATA SERVICES. Subject to the exceptions set forth in
SECTION 6.1(A) hereof, the Company shall obtain intraLATA toll Services from Sprint through a Switchless Configuration: provided that the Company may, at any
                                           --------
time, subject to SECTION 7.1(B) hereof, obtain intraLATA toll Services from any LEC or Domestic Alternate Provider.

          6.3  Volume Commitments.
               ------------------

          (a) DOMESTIC VOLUME COMMITMENT. In the event that the Company's aggregate MOUs over Access Component D (calculated for the period commencing on the Commercial Commencement Date and ending on the first anniversary of the Commercial Commencement Date, and for each annual period thereafter (each, a "MEASUREMENT PERIOD")) shall decline from one (1) Measurement Period to the next succeeding Measurement Period, other than as a result of Domestic MOUs that have migrated from the Sprint network as a result of (i) Market Forces, (ii) the receipt of services by the Company from any other provider pursuant to SECTION 6.1(A) hereof or (iii) the provision by Sprint of Virtual Bulk Transport (such net difference in Domestic MOUs, the "DOMESTIC SHORTFALL"), the Company shall pay to Sprint an amount equal to the Domestic Volume Commitment Charge.

          (b) INTERNATIONAL VOLUME COMMITMENT. In the event that, after its receipt of international Services from a Foreign Alternate Provider as permitted by clause (vi) of the first sentence of SECTION 6.1(A) hereof, the Company's aggregate MOUs over Transport Component F calculated for each Measurement Period) shall decline from one (1) Measurement Period to the next succeeding Measurement Period, other than as a result of international MOUs that have migrated from the Sprint network as a result of (i) Market Forces, (ii) the receipt of services by the Company from a PTT pursuant to a Direct Service Agreement or from any provider other than Sprint pursuant to CLAUSES (I) THROUGH
(V) of the first sentence of SECTION 6.1(A) hereof or (iii) the receipt of services pursuant to any arrangement with Sprint pursuant to SECTIONS 6.4 OR 7.3 hereof (such net difference in international MOUs, the "INTERNATIONAL SHORTFALL"), the Company shall pay to Sprint an amount equal to the International Volume Commitment Charge

          6.4  Collateral Agreements.
               ---------------------

          (a) COLLATERAL ARRANGEMENTS TO WHICH THE COMPANY IS A PARTY. Sprint shall have the right to offer the Company the opportunity to participate in any International Services Arrangement which Sprint reasonably believes may enhance the terms or conditions under which the Company receives the Services. In any such event, if the Company, in its sole and absolute discretion, determines to participate in such International Services Arrangement with Sprint, the terms and conditions of such International Services Arrangement (to the extent, and only to the extent, that the Company is a signatory thereto), shall govern the relationship of the parties hereto with respect to the subject matter thereof, and the parties understand that the terms and conditions governing such relationship may, to the extent agreed upon by the parties, include provisions relating to exclusivity, volume commitments and other matters otherwise addressed in this Agreement.

          (b) COLLATERAL ARRANGEMENTS TO WHICH THE COMPANY IS NOT A PARTY. Sprint may, from time to time, notify the Company of any opportunity available to Sprint to participate in any International Services Arrangement which Sprint reasonably believes (i) may enhance the terms or conditions under which the Company receives the Services and (ii) will require international traffic volume commitments from the Company to make the arrangement financially feasible for Sprint. If the Company, in its sole discretion, determines that Sprint's participation in such arrangement will benefit the Company, and the Company agrees in writing to the specific international traffic volume commitments necessary to make the arrangement feasible for Sprint, then, to the extent specifically agreed upon by the parties, the Company shall, in accordance with the express terms of such arrangement, comply with such international traffic volume commitments with respect to international traffic to countries covered by such arrangement.

                                   ARTICLE 8

                               PAYMENT AND TAXES

          8.1  Rates and Charges.
               -----------------

          (a) GENERALLY. Subject to ATTACHMENT BA, the Company shall pay the Rates and Charges set forth in this Agreement and ATTACHMENT PS hereto in connection with the provision of any of the Services hereunder. Sprint shall render invoices for Services to the Company not later than the twelfth (12th) day after the monthly billing cycle in which any usage is recorded. The Company shall pay any such invoices within thirty (30) days after receipt thereof, with interest payable by the Company on any overdue amounts at a rate equal to the lesser of the (x) Prime Rate plus Two Percent (2%) per annum or (y) maximum interest rate permitted by applicable law; provided that the Company shall not
                                           --------
be required to pay Sprint, and no interest shall accrue upon, any overdue amounts which are the subject of a good faith dispute between the Company and Sprint. In the event of a dispute with respect to any invoice, the Company shall provide to Sprint, on or before the stated due date of such invoice, a notice which sets forth, in reasonable detail and with supporting documentation, the basis of such dispute and the Company shall pay to Sprint, when due, the amount of any such invoice which is not in dispute. The Company and Sprint shall use their reasonable best efforts to resolve any such dispute in a commercially reasonable and expeditious manner; provided that in the event that such dispute
                                   --------
is not resolved in a ninety (90) day period after the commencement of negotiations, either party may initiate the dispute resolution procedure set forth in SECTION 18.6 hereof. Any failure by the Company to pay any amounts due under this Agreement which are the subject of a bona fide dispute between the Company and Sprint shall not constitute a default for any purposes of this Agreement by the Company and shall not form the basis for any termination of this Agreement or for any suspension or limitation of Services. Subject to any adjustments permitted or required under the terms of this Agreement, the Rates and Charges (plus any applicable taxes and tax-related surcharges) set forth in ATTACHMENT PS hereto constitute the sole charges (recurring and non-recurring) for which Sprint may bill the Company in connection with the provision of any of the Services set forth in ATTACHMENT PS hereto.

     (b) TARIFF 8. The Rates and Charges for any Service Elements that are not set forth in this Agreement or ATTACHMENT PS, and which the Company shall determine to obtain from Sprint, shall, to the extent expressly referenced in TARIFF 8, be an amount equal to the lesser of (i) eighty percent (80%) of the applicable nondiscounted rates and charges set forth in such Tariff 8 or (ii) the applicable discounted rates and charges set forth in such Tariff 8, in the case of each of CLAUSE (I) AND (II) above, for any such Service Elements set forth in Tariff 8, based upon the applicable Tariff Term Plan for any such Service Element so purchased and without regard to the date of such purchase. In the event that the applicable Tariff Term Plan for any such Service Element so purchased extends beyond the term of this Agreement, then, in such event, each of the Company and Sprint shall comply with the provisions of such Tariff Term Plan notwithstanding the termination of this Agreement.

     8.2  Taxes and Surcharges.
          --------------------

     (a) GENERALLY. The Company shall pay all sales, federal excise and other taxes or surcharges lawfully levied by a duly constituted taxing or regulatory authority against or upon the Services and required by such authority to be paid by the Company, and billed by Sprint to the Company either on the original invoice relating to the Services subject to such taxes or within one (1) year after the date of such original invoice. In the alternative, the Company shall provide Sprint with a certificate evidencing the Company's exemption from payment of or liability for any such taxes. Other taxes, including taxes based on Sprint's income, corporate franchise and ordinary real and personal property taxes, shall be paid by Sprint.

     (b) TAX PROCEDURE. The Company shall pay any tax for which it is legally responsible in connection with its receipt of Services that may be levied on or assessed against the Company directly. Sprint shall collect such tax from the Company in the same manner as it collects such tax from other customers in the ordinary course of Sprint's business, but in no event prior to the time it invoices the Company for the Services for which such taxes are levied. If permitted by law, Sprint may state taxes or surcharges on its invoice as a single line item, whether or not the taxes or surcharges charged are computed on the basis of the aggregate amount billed or for particular Services. Sprint shall maintain records sufficient to demonstrate that any applicable taxes or surcharges have been correctly computed, collected and remitted in compliance with any applicable laws or regulations, and shall make such records reasonably available to the Company for purposes of determining correct billing by Sprint or in connection with an audit. Sprint shall cooperate reasonably with the Company to minimize lawfully any such taxes or surcharges payable and such cooperation shall, if requested, include changes in billing address or service reconfigurations, subject to the terms of this Agreement sprint shall timely remit any tax or surcharge collected from the Company to the proper tax or receiving authority as required by applicable law.

          (c) TAX ASSIGNMENT. All refunds of taxes or surcharges paid by the Company (including any interest allowed thereon, and regardless of whether actually received by Sprint or allowed as a credit) shall belong to the Company. Sprint shall promptly remit to the Company all such refunds (including any interest received or allowed thereon) upon receipt thereof. If permitted by applicable law or regulation, the Company may initiate and shall manage any administrative proceedings or litigation on its own behalf to seek refunds of any taxes or surcharges collected by Sprint from the Company. If applicable law or regulation requires or permits Sprint to make a refund clam in its own name with respect to taxes or surcharges paid by the Company, Sprint shall initiate refund claims at the Company's request. To the extent the proceedings are attributable to amounts paid by the Company, the Company shall manage the proceedings at its own expense. Sprint shall cooperate reasonably with the Company in pursuing any such refund claims, including related administrative, litigation and appellate proceedings.

          (d) TAX NOTICE. Sprint shall provide the Company timely notice of any audit, proposed assessment or any additional taxes, penalty, addition to tax, surcharge or interest that may be due by the Company to enable the Company the opportunity to seek administrative relief, a ruling, judicial review (original or appellate) or other appropriate review as to the applicability of such other taxes or additional charges prior to any assessment of such taxes or other charges. Sprint shall, when requested by the Company (or when ordered to do so by a governmental entity or court), cooperate or participate with the Company in any such proceeding, protest or legal challenge. Sprint shall timely provide the Company with copies of all relevant correspondence, work papers or other documents reasonably requested by the Company in order to participate effectively in such proceedings.

                                  ARTICLE 10

                               PRICE ADJUSTMENTS

          10.1  Price Adjustment. Access charges for Domestic and to the extent
                ----------------
applicable, international Services and the prices for international Services set forth in ATTACHMENT PS shall, in each case, be subject to adjustment pursuant to the provisions of SECTIONS 10.1(A) AND 10.1(B) hereof.

          (a) SWITCHED ACCESS CHARGE ADJUSTMENTS. Charges for Switched Access Services purchased from a LEC or Domestic Alternate Provider will be billed to the Company on the basis of the configurations selected by the Company pursuant to SECTIONS 6.2(A) AND 6.2(B). The parties intend for Sprint to "pass-through" to the Company, and for the Company to pay to Sprint, the actual access charges for Switched

Access Services incurred by Sprint in connection with the provision of Services hereunder on a LEC-specific or Alternate Domestic Provider-specific basis. In light of the current capability of Sprint's billing systems to effect such "pass -through" of actual charges for Switched Access Services on a LEC-specific or Alternate Domestic Provider specific basis, the parties agree as follows:

          (i) Domestic Access Charge Adjustment. Prior to the Carrier Transport II Date, Sprint shall determine its weighted average access charges for Access Components A and E, together with the applicable charges for Access Components B and D calculated on the basis of such Access Components A and E (including any alternative access servicing arrangements that may be used by Sprint), through the use of Sprint's AMIS system. Sprint will respond on a timely basis to reasonable inquiries from the Company regarding the rates and charges derived from AMIS and other related inquires regarding the AMIS system. Prior to the Carrier Transport II Date, Sprint shall adjust all access charges "passed-through" to the Company not less than once per calendar year so as to ensure that during such period, to the extent practicable, the rates and charges paid by the Company to Sprint with respect to Access Components A and E, together with charges for Access Components B and D calculated on the basis of such Access Components A and E, reflect Sprint's actual access charges on a "weighted average rate per LATA" basis (including any alternate access servicing arrangements that may be used by Sprint). Within thirty (30) days of such adjustment, the Company shall pay Sprint the net amount of any underpayments or Sprint shall credit the Company the net amount of the overpayments, for the applicable period with respect to which such adjustment has been effected. Notwithstanding the foregoing, the parties agree that in the event of any errors or delays in timely "passing-through" changes to actual access charges which occur on or after the date of this Agreement the party owing the other party any payment as a result of such "true-up" shall pay to the other party, at the time any such "true-up" is effected, interest on any amounts which have been or are the subject of such "true-up" at a rate equal to the lesser of the (x) Prime Rate plus Two Percent (2%) per annum or (y) maximum rate permitted by applicable law.

          (ii) Carrier Transport II System. As of the Carrier Transport II Date, the Company shall be billed by Sprint for actual access charges based on actual usage incurred by Sprint in connection the provision of Services hereunder on a LEC-specific of Domestic Alternate Provider-specific basis, as such charges may be in effect on the first day of any calendar month, thus eliminating any need for access "true-ups".

          (iii) Attachment PS. The parties acknowledge and agree that TABLE 1 to ATTACHMENT PS is appended for illustrative purpose only and shall not constitute the Rates and Charges to be "passed-through" in connection with Access Components. Sprint shall, in accordance with SECTION 19.3 hereof, provide to the Company, on a periodic basis, updated Rates and Charges for Access Components in a format substantially similar to the format set forth in such TABLE 1.

          (b) INTERNATIONAL PRICING. On the first business day of each March and September during the Term, commencing March 1, 1997, Sprint shall adjust each of the prices set forth in ATTACHMENT PS attached hereto which relate to the provision of International Services to the Company and any Affiliate of the Company in accordance with the following formula:

     New International        Old International                Adjusted
           Price         (=)        Price         (x)       International
                                                              Benchmark
                                                          (/) International
                                                              Benchmark

In addition to the foregoing, each party shall pay to the other party, at the time of any adjustment pursuant to this SECTION 10.1(B), interest on any overpayments or underbillings, as applicable, made by the Company or Sprint, in respect of international Services as a result of any delays in timely making any adjustments required by this SECTION 10.1(B) at a rate equal to the lesser of the (x) Prime Rate plus two percent (2%) per annum or (y) maximum rate permitted by applicable law. Sprint shall deliver notice of the New International Price to the Company within five (5) business days after each adjustment undertaken pursuant to this SECTION 10.1(B), which shall set forth the formula referred to above.

          (c) BOOKS AND RECORDS. Sprint shall maintain all books and records related to the determination and calculation of any of the Domestic access charges, international prices or adjustments required by this SECTION 10.1 for a period of not less than two (2) years from the date of any adjustment effected pursuant to this SECTION 10.1; provided that notwithstanding the
                                        --------
foregoing. Sprint shall maintain all books and records related to the determination and calculation of the International Benchmark until the termination of this Agreement.

                                  ARTICLE 12

                           CONFIDENTIAL INFORMATION

          12.1 Confidential Information. During the Term and for a period of
               ------------------------
three (3) years thereafter, each party hereto shall maintain in strict confidence all Confidential Information, including preventing disclosure to any competitor of the other party (known to be such after reasonable inquiry). Neither party shall, without obtaining the other party's prior consent, use the other party's Confidential Information for any purpose other than for the performance of its duties and obligations under this Agreement and for provision of other services to the other party. Each party shall use, and shall take reasonable steps to arrange for other persons authorized to receive the other party's Confidential Information to use, at least the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information.

          12.2 Disclosure to Employees and Others. Notwithstanding SECTION 12.1
               ----------------------------------
hereof, either party may disclose Confidential Information to:

          (a) its and its Affiliates' employees, agents, advisors, employees, outside counsel, auditors and other professional advisors; provided that (i)
                                                           --------
disclosure may be made to any such individuals only on a need-to-know basis,
(ii) the disclosing party has taken reasonable steps to ensure that such Confidential Information is kept strictly confidential consistent with the confidentiality obligations imposed hereunder and (iii) any Person to whom such Confidential Information is disclosed shall be instructed not to use any such Confidential Information outside the scope of employment or engagement; and

          (b) in the case of the Company, (i) the employees, agents, advisors, outside counsel, auditors and other professional advisors of any entity or Affiliate of such entity that is merging with, or acquiring, the Company or an Affiliate of the Company;

provided that disclosure may be made to any such individuals only on a
--------
need-to-know basis, and (ii) any state regulatory agencies with jurisdiction over the companies involved in such merger or acquisition provided that the
                                                          --------
Company or its Affiliate shall seek confidential treatment of any Confidential Information disclosed to such agency; provided further that (1) disclosure may
                                      -------- -------
be made to any such individuals only on a need-to-know basis, (2) the disclosing party has taken reasonable steps to ensure that such Confidential Information is kept strictly confidential consistent with the confidentiality obligations imposed hereunder and (3) any Persons to whom such Confidential Information is disclosed shall be instructed not to use any such Confidential Information outside the scope of employment or engagement.

          12.3 Required Disclosure.
               -------------------

          (a) GENERALLY. The restrictions imposed by this ARTICLE 12 do not apply to the extent, but only to the extent, that Confidential Information must be disclosed pursuant to a court order or as required by any regulatory agency or other governmental body of competent jurisdiction. Each party shall make its own good faith judgment as to the disclosure requirements applicable to it, including the statutory and regulatory requirements administered or imposed by the FCC and the Securities and Exchange Commission. In the event that a party is legally required to disclose the other party's Confidential Information by a ruling or order of a court, regulatory agency or other governmental body, it shall notify the other party upon receipt of such an order or determination and shall use it best efforts to resist, or to assist the other party in resisting, such disclosure.

          (b) PROCEDURE. A party providing another party's Confidential Information to any court, regulatory agency or other governmental body shall:

          (i) use its best efforts to assist the other party in obtaining a protective order or comparable assurance that the Confidential Information so provided will be held in confidence by such court, regulatory agency or governmental body and not be further disclosed to any other person, absent the owner's prior consent, and

          (ii) permit the other party to review any redacted document to be filed with the court, regulatory agency or other governmental body and offer its comments thereon before the document is filed.

In any event, the parties shall, to the extent practicable, assist one another in any action required by this SECTION 12.3(B).

          12.4 Remedies. The Company and Sprint acknowledge that any disclosure
               --------
or misappropriation of Confidential Information in violation of this Agreement could cause irreparable and immediate harm, the amount of which may be extremely difficult to determine, and thereby making any remedy at law or in damages inadequate. Each party therefore agrees that, notwithstanding SECTION 18.6 hereof, the other party shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this
ARTICLE 12 and for any other equitable relief as such other party deems appropriate.

                                  ARTICLE 14

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          14.1  Sprint Representations, Warranties and Covenants
                ------------------------------------------------

          (a) AUTHORITY. Sprint has full power and authority to enter into this Agreement without the consent of any other Person and to perform its obligations hereunder.

          (b) GOOD STANDING. Sprint is and shall continue to be duly organized, validly existing and in good standing under the laws of the State of California and is and shall continue to be authorized to do business in the jurisdictions in which the ownership of its properties or conduct of its business legally requires such authorization, other than such jurisdictions in which the failure to be so authorized would not have a material effect upon Sprint's ability to provide Services in accordance with the terms of this Agreement.

          (c) DUE AUTHORIZATION. This Agreement and the transactions contemplated hereby have been duly authorized by Sprint, and no further partnership action is required.

          (d) NO CONFLICT. This Agreement and the transactions contemplated hereby do not conflict in any material respect with any other agreements or judicial or administrative orders to which Sprint is a party or by which it may be bound.

          (e) COMPLIANCE. Sprint is in compliance, in all material respects, with and shall, at all times during the Term, comply, in all material respects, with all foreign and Domestic laws, statutes, ordinances, rules, regulations and orders or court decisions applicable to the provision of Services, including, without limitation, all applicable laws and regulations relating to CPNI. Sprint shall take all necessary actions to ensure that the Services, and the rates, terms and conditions set forth in this Agreement, remain in full compliance with all applicable laws, statutes, ordinances, rules, regulations and orders or decisions of any court or governmental body. Sprint further agrees that it shall make all governmental fillings, including tariff fillings, that may be required from time to time by any governmental body of competent jurisdiction. Sprint shall promptly notify the Company of any charge of noncompliance with any applicable foreign, federal, state or local law (including a statue, rule, regulation or order) of which it becomes aware in connection with the Services. Sprint shall not do or perform any act, or omit to do or perform any act, that Sprint should reasonably know would place the Company in violation of any foreign, federal, state or local statute, rule, regulation or order.

     (f) VALID, BINDING AND ENFORCEABLE. This Agreement constitutes a valid and binding agreement of Sprint, enforceable against Sprint in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws affecting creditors rights generally and to general principles of equity.

    (g) CLAIMS BY SUBCONTRACTORS. Sprint expressly covenants, warrants and agrees to pay all subcontractors, materialmen or other laborers with which it enters into agreements to perform work related to Services. In no event shall the Company be obligated to pay such subcontractors, materialmen or other laborers for claims which arise out of work related to Services. Sprint expressly covenants and agree to hold harmless and defend the Company against any and all claims (including the cost of defending them) arising out of work by Sprint subcontractors, materialmen or other laborers related to Services.

     (h) PERMITS. Sprint has secured and shall, during the Term, secure all Domestic and foreign permits, licenses, certifications, regulatory approvals and authorizations (collectively "PERMITS") legally required for the provision of Services, and shall take all lawful actions necessary to maintain such Permits in full force and effect.

     (i) ALL REASONABLE EFFORTS. Subject to the terms of this Agreement, Sprint shall use all reasonable efforts to take, or cause to be taken, all lawful actions to do, or cause to be done, all things necessary proper or advisable to comply with the requirements of this Agreement.

     (j) NON-INTERFERENCE. The installation maintenance and provision of the Services shall be performed in such a manner as will minimize any disruption to the normal business operations of the Company or its Affiliates that might arise as a result of such activities.

          (k) INTELLECTUAL PROPERTY. Sprint has not received a claim that causes it to believe that the Company's use of equipment or services material to this Agreement will be interrupted or otherwise disturbed by Sprint or any third Person asserting a claim under or through Sprint. Sprint has the rights to grant the license of Intellectual Property granted herein on a royalty free basis, subject to the payment for Services otherwise required by the terms of this Agreement.

          (l) PRICING CALCULATION. Sprint represents that the International Benchmark has been calculated in accordance with the definition of such term as set forth in this Agreement. Sprint shall calculate and implement the Domestic and international access charge adjustments and the New International Price in accordance with the requirements of SECTION 10.1 hereof.

          14.2  The Company's Representations and Warranties.
                --------------------------------------------

          (a) AUTHORITY. The Company has full corporate power and authority to enter into this Agreement without the consent of any other Person and to perform its obligations hereunder.

          (b)   GOOD STANDING. Subject to the transactions contemplated by
SECTION 18.1 hereof, the Company is and shall continue to be duly organized, validly existing and in good standing under the laws of the State of California, and is and shall, subject to the receipt of all applicable regulatory approvals and authorizations, continue to be authorized to do business in the jurisdictions in which the ownership of its properties or conduct of its business legally requires such authorization, other than such jurisdictions in which the failure to do so authorized would not have a material effect upon the Company's ability to engage in the transactions contemplated hereby.

          (c) DUE AUTHORIZATION. This Agreement and the transactions contemplated hereby have been duly authorized by the Company, and no further corporate action is required.

          (d) NO CONFLICT. Except for the applicable regulatory approvals and authorizations which the Company intends to obtain prior to the resale of the Services being obtained hereunder, this Agreement and the transactions contemplated hereby do not conflict in any material respect with any other agreements or judicial or administrative orders to which the Company is a party or by which it may be bound.

          (e) VALID, BINDING AND ENFORCEABLE. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance and other laws affecting creditors rights generally and to general principles of equity.

          (f) COMPLIANCE. The Company is in compliance, in all material respects, with and shall, at all times during the Term, comply, in all material respects, with all foreign and Domestic laws, statutes, ordinances, rules, regulations and orders or court decisions applicable to the receipt of Services. The Company shall make all governmental filings, including tariff filings, that may be required from time to time by any governmental body of competent jurisdiction. The Company shall promptly notify Sprint of any charge of noncompliance with any applicable foreign, federal, state or local law (including a statute, rule, regulation or order) of which it becomes aware in connection with the receipt of Services. The Company shall not do or perform any act, or omit to do or perform any act, that the Company should reasonably know would place Sprint in violation of any foreign, federal, state or local statute, rule, regulation or order.

          (g) PERMITS. Prior to the resale of any Services to any end-users, the Company shall secure and shall maintain, during the Term, all Domestic and foreign permits, licenses, certifications, regulatory approvals and authorizations legally required to permit the Company to resell any of the Services to any end-users.

          (h) ALL REASONABLE EFFORTS. Subject to the terms of this Agreement, the Company shall use all reasonable efforts to take, or cause to be taken, all lawful actions to do, or cause to be done, all things necessary, proper or advisable to comply with requirements of this Agreement.

          14.3 Joint Covenant Regarding Definitions of Access Components. Each
               ----------------------------------------------------------
of the Company and Sprint acknowledge and agree that in the event of any fundamental change in the methodology or manner of determining any Access Components as defined herein, the parties hereto shall negotiate, in good faith, a modification of the definitions of such terms so as to preserve the intention of the parties to segregate the local access components of any transmission.

                                  ARTICLE 15

                         INTELLECTUAL PROPERTY RIGHTS

          15.1 Rights to Intellectual Property.
               -------------------------------

          (a) GENERALLY. Unless otherwise agreed in writing, the Company shall own the entire right, title and interest in and to any Intellectual Property developed by Sprint specifically for the Company, at the Company's sole expense provided such Intellectual Property directly relates to systems, features and functions that operate on a stand alone basis and are not inextricably integrated with Sprint's other systems. In the event that Sprint develops any Intellectual Property other than that referred to in the preceding sentence, the Company and Sprint shall negotiate, in good faith, prior to the development of such Intellectual Property, the rights of each such party to any Intellectual Property developed by Sprint in connection with the Services hereunder.

          (b) COMPETITIVENESS. Notwithstanding anything to the contrary, Sprint and the Company shall use commercially reasonable efforts to protect the Company's competitive advantage with respect to developments paid for solely by the Company for a period not to exceed nine (9) months from the date the Company receives use of such developments.

          15.2 Intellectual Property Claims.
               ----------------------------

          (a) INTELLECTUAL PROPERTY CLAIMS NOTICE. Sprint shall give the Company prompt notice of any written claim asserting infringement or any action against Sprint which relates to any Intellectual Property being used by the Company that Sprint, in good faith, believes may have a material adverse affect on the Company's use of the Services, the Intellectual Property or the Documentation. The Company agrees to give Sprint prompt notice, in accordance with the process set forth in SECTION 16.3(A) hereof, of any such action of which it becomes aware, and copies of all papers served upon or received by the Company relating to the same. Subject to the provisions set forth in SECTION 16.3(B) and SECTION 16.3(C) hereof, which are incorporated herein, Sprint will handle, defend or settle any claim, suit or other proceeding and pay all damages awarded by a judicial or arbitral body, brought against the Company based upon an allegation that the use of the Service furnished pursuant to this Agreement constitutes an infringement of any Intellectual Property, provided the Company notifies Sprint promptly in writing of such allegation, suit or proceeding and Sprint is given full and complete authority, information and assistance, at Sprint's expense, for the defense and settlement of same, and also provided that the Company or its agents does not by any act (including any admission or acknowledgement) materially impair or compromise the defense of such suit or proceeding.

          (b) ENJOINED USE. If Sprint's or the Company's use of any Service, Intellectual Property or any Documentation is enjoined as a consequence of a claim or action of the kind described in SECTION 15.2(A) hereof. Sprint shall rectify the situation by taking one (1) or more of the following actions at its own expense and shall, where commercially reasonable, honor the Company's express desire that they be attempted in the listed order of preference:

          (i) immediately procure for the Company the right to continue using the enjoined Services, Intellectual Property or Documentation;

          (ii) immediately modify the enjoined Services, Intellectual Property or Documentation so that it is non-infringing; provided that
                                                             --------
     such modification does not materially affect the intended use thereof as contemplated hereunder;

               (iii) upon notice to the Company, substitute for the Service, Intellectual Property or Documentation a non-infringing Service, Intellectual Property or Documentation that the Company and Sprint, in good faith, jointly determine to be a reasonably acceptable substitute for the enjoined Service or Documentation; and

               (iv) upon the Company's request, substitute for the Service, Intellectual Property or Documentation a non-infringing Service, Intellectual Property or Documentation that the Company and Sprint, in good faith, jointly determine to be inferior thereto, but which Sprint shall offer to the Company on terms and at rates acceptable to the Company.

               (v) discontinue the Service and make an adjustment to the Rates and Charges for other Services equal to the Company's and Sprint's good faith, jointly determined estimate of the damages (including diminution in value) caused by such discontinuance.

          (c) DISCLAIMER. This SECTION 15.2 does not apply to the extent the claim, suit or other proceeding referenced above is based on Service Developments, modifications, combinations, or uses that are attributable to the Company's design or specification. This SECTION 15.2 constitutes the Company's sole remedy and the sole liability of Sprint with respect to any third party claim based on an infringement of any Intellectual Property. THE INTELLECTUAL PROPERTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER INTELLECTUAL PROPERTY WARRANTIES WHATSOEVER WHETHER ORAL, WRITTEN, EXPRESS, IMPLIED OR STATUTORY.

                                  ARTICLE 16

                      INDEMNIFICATION: THIRD PARTY CLAIMS

          16.1 Indemnification by Sprint. Subject to the provisions of
               --------------------------
this ARTICLE 16. Sprint shall indemnify, defend and hold harmless the Company and its Affiliates, and the officers, directors, shareholders, employees and agents of the Company and its Affiliates from and against all claims (including, without limitation, claims by third parties), damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any reasonable legal, accounting or other expenses for investigating or defending any actions or threatened actions) (collectively, "DAMAGES") arising out of or caused by (a) the failure of any representation or warranty made by Sprint in this Agreement to be true and correct in all respects when made, (b) any breach of any covenant, agreement or obligation of Sprint contained in this Agreement or (c) the imposition of taxes relating to the provision of Services under the terms of this

Agreement, except to the extent that the Company is required to pay such taxes pursuant to SECTION 8.2 hereof and has failed to do so when legally required.

          16.2   Indemnification by the Company. Subject to the provisions of
                 ------------------------------
this ARTICLE 16, the Company shall indemnify, defend and hold harmless Sprint and its Affiliates, and the officers, directors, shareholders, employees and agents of Sprint and its Affiliates from and against all Damages arising out of or caused by (a) the failure of any representation or warranty made by the Company in this Agreement to be true and correct in all respects when made, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement and (c) the imposition of taxes relating to the provision of Services under the terms of this Agreement, except to the extent that Sprint is required to pay such taxes pursuant to SECTION 8.2 hereof and has failed to do so when legally required.

          16.3   Notice and Resolution of Claim.
                 ------------------------------

          (a) NOTICE OF CLAIM. An indemnified party hereunder shall promptly give notice to the indemnifying party after obtaining knowledge of any claim against the indemnified party as to which recovery may be sought against the indemnifying party because of the indemnity set forth above. The failure to give or delay in giving notice as required by this SECTION 16.3(A) in a timely fashion shall not result in a waiver of any right to indemnification hereunder except to the extent the indemnifying party is prejudiced thereby and then only to the extent of such prejudice.

          (b) ASSUMPTION OF DEFENSE BY INDEMNIFYING PARTY. Subject to SECTION 16.3(C) hereof, if any indemnification obligation hereunder shall arise from the claim of a third party, the indemnified party shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting from such claim unless such third party is seeking injunctive or equitable remedies in respect of the indemnified party or its business. If the indemnifying party assumes the defense of such claim or litigation, the obligations of the indemnifying party hereunder shall include taking all steps reasonably necessary in the defense or settlement of such claim or litigation and holding the indemnified party harmless from and against any and all Damages caused by or arising out of any settlement approved by the indemnifying party or any judgment in connection with such claim or litigation. The indemnifying party shall not in the defense of such claim or litigation, unless the indemnified party otherwise expressly consents in writing, consent to entry of any judgment or enter into any settlement (i) unless such judgment or settlement provides only for monetary damages to be paid by the indemnifying party and (ii) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation. In cases where the indemnifying party has, by written instrument delivered to the indemnified party, assumed the defense or a settlement with respect to a claim for which indemnity is being sought, and is not in default, or otherwise unable to perform its obligations, under this ARTICLE 16, the indemnifying party shall be entitled to assume the defense or settlement thereof with counsel of its own choosing, which counsel shall be reasonably satisfactory to the indemnified party; provided that the indemnified party (and its counsel)
                          --------
shall be entitled to continue to participate at its own cost in any such action or proceeding or in any negotiations or proceedings to settle or otherwise eliminate any claim for which indemnification is being sought, and the indemnifying party shall consult in good faith with the indemnified party upon the indemnified party's request regarding the conduct of such action, proceeding or claim.

          (c) ASSUMPTION OF DEFENSE BY INDEMNIFIED PARTY. If (i) the indemnifying party does not promptly assume such defense, (ii) the indemnified party is entitled to assume the defense under the first sentence of SECTION 16.3(B) hereof, (iii) the indemnifying party is in default or otherwise unable to perform its obligations under this ARTICLE 16 or (iv) the indemnified party reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or that another conflict of interest exists or may occur in the defense of such action, then in any of such cases, the indemnified party may assume primary responsibility for the defense of the claims, and may select legal counsel reasonably acceptable to the indemnifying party to conduct the defense of such claims. If the indemnified party assumes and undertakes a defense of a third party claim or claims in accordance with the immediately preceding sentence, the indemnifying party shall be liable to the indemnified party for any reasonable attorneys' fees and expenses incurred by the indemnified party in connection with such matter, after receiving notice from the indemnified party to the effect that it intends to take advantage of the provisions set forth in the immediately preceding sentence; provided that the indemnifying party shall
                                --------
continue to have the right to participate in the defense of any such action and to employ separate counsel in connection therewith, but the fees, costs, and expenses related to such participation shall be at the expense of and paid by the indemnifying party. In the event the indemnified party assumes primary responsibility for the defense of the claims pursuant to SECTION 16.3(B) hereof, the indemnifying party shall continue to pay the legal fees and expenses of counsel for the indemnified party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party. The indemnified party shall have the right, with the consent of the indemnifying party (which consent shall not be unreasonably withheld), to settle or compromise any such action on terms satisfactory to it.

          16.4 Payment. The indemnifying party shall promptly pay or reimburse
               -------
the indemnified party as contemplated by SECTION 16.3 hereof for (a) the amount of any judgment rendered or settlement entered into, (b) all Damages and reasonable expenses, legal or otherwise, incurred by the indemnified party in connection with the defense against such third party claim or litigation and (c) all costs incurred by the indemnified party in the securing of such party's rights under this indemnification agreement.

          16.5  Consequential Damages. Subject to SECTION 16.3 hereof, neither
                ---------------------
Sprint nor the Company shall be liable to each other for incidental, consequential or special damages, regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Services or other conduct under this Agreement.


                                  ARTICLE 17

                                   REMEDIES

          17.2  Interruption Credits and Other Credits.
                --------------------------------------

          (c) "PASS-THROUGH" OF COMPENSATION. Sprint shall promptly "pass-through" to the Company the full amount of any rebates, credits or other payments or compensation which Sprint receives from any service provider, including any LEC or Domestic Alternate Provider, used by Sprint with respect to any Service that has suffered an Interruption as set forth in SECTION 17.2(A) hereof, including Interruptions arising outside of Sprint's POPs.

          17.6  Special Remedies Under Certain Circumstances.
                --------------------------------------------

          (b) FRAUD. Sprint shall assume all liability for any costs or charges for fraudulent use of any Services in the event:

          (i) such fraudulent use involves calls which originated on Sprint's switched network facilities and occurs more than four (4) hours after the Company notifies Sprint to block an ANI or calling card using Sprint's card platform: or

          (ii) such fraudulent use results from unauthorized electronic entry into and use of Sprint's (or any of its suppliers or subcontractors) network systems and facilities through any circumvention of systems or unauthorized access to building facilities:

provided that the Company expressly assumes liability for any costs and charges
--------
related to fraudulent use which are not referred to in CLAUSES (I) AND (II) of this SECTION 17.6(B).

          18.2 Force Majeure. In no event shall either party be liable to the
               -------------
other party for any delay or other failure to perform hereunder that is due to
(a) the other's delay in supplying or failure to supply approvals, information, materials, or services called for or reasonably required under the terms of this Agreement; provided that the party has previously requested such approvals,
           --------
information, materials or services with reasonable advance notice or (b) any Force Majeure Event. Sprint shall (i) give immediate notice to the Company of any Force Majeure Event and of the cessation of such event and (ii) use its reasonable best efforts to mitigate the effects of such Force Majeure Event in a prompt and expeditious manner.

          18.3 Independent Contractor. In providing the Services, Sprint shall
               ----------------------
operate as, and for all purposes be considered, an independent contractor and not an agent or partner of the Company, and Sprint shall have no authority to bind or otherwise obligate the Company in any manner whatsoever. All Sprint personnel shall remain under the exclusive direction and control of Sprint and shall not be deemed to be employees or agents of the Company. Sprint shall be solely responsible for payments of all Sprint personnel's compensation, including overtime wages, employees benefits, social security taxes, employment taxes and any similar taxes and workmen's compensation, disability and other insurance, and the withholding or deduction, if any, of such items to the extent required by applicable law.

          18.4 Advertising or Publicity
               ------------------------

          (a) GENERALLY. Neither Sprint nor the Company shall make public reference to the existence or terms or this Agreement without the prior approval of the other. This prohibition includes use of the other's name, trademarks, service marks or logos or any other reference to the other party directly or indirectly in any advertising, sales presentation, news release, release to any professional or trade publication or for any other purpose.

          (b) REGULATORY COMMISSION. The Company may inform a regulatory commission verbally or in writing or verbally advise any customer or potential customer who makes an inquiry that a portion of the services provided by the Company to such customer or potential customer will be provided over the Sprint network.

          18.5 Subcontracting
               --------------

          (a) GENERALLY. Subject to SECTION 18.5(B) hereof, Sprint may use other contractors to assist it in connection with the performance of its obligations under this Agreement; provided that in no event shall Sprint
                                  --------
subcontract the performance of any significant or substantial portion of the Services without the prior consent of the

Company. The Company may require the execution by any Sprint subcontractor of a non-disclosure agreement in a form acceptable to the Company that names the Company as a third party beneficiary. Sprint shall cause any subcontractor providing Services under this Agreement to comply with, and be bound by, the requirements of this Agreement with respect to the provision of such Services.

          (b) SPRINT'S OBLIGATIONS. Sprint shall remain fully responsible for the performance of this Agreement in accordance with it terms including any obligations it performs through subcontractors and shall be solely responsible for payments to its subcontractors. No contract, subcontract or other agreement entered into by Sprint with any third party in connection with its provision of Services hereunder shall provide for any indemnity, guarantee or assumption of liability by, or other obligation of, the Company with respect to such arrangement, except as consented to by the Company.

          18.6 Dispute Resolution.
               ------------------

          (a) GENERALLY. Sprint and the Company shall endeavor, in good faith, to settle through their respective employees any disputes which may arise between them, and shall so instruct each of their employees performing services under the terms of this Agreement. In the event that such employees are unable to resolve any such dispute, or any such dispute is of a nature which requires the attention of senior management of Sprint or the Company, each of Sprint and the Company shall seek to resolve such dispute in the manner set forth in this
SECTION 18.6.

          (b) ESCALATION. In the event that any matter in dispute shall not have been adequately resolved by the employees of each of Sprint and the Company, then, in such event, either Sprint or the Company may bring any such matter as remains in dispute (and only such matter) to the attention, in the case of Sprint, of the Vice President and General Manager - Wholesale Services Group, and, in the case of the Company, the Vice President - Operations (collectively, the "SENIOR EXECUTIVES"). The Senior Executives shall meet in person or by telephone within ten (10) days after the submission to them of such matter and attempt in good faith to resolve such matter. If, notwithstanding the foregoing dispute resolution provision, Sprint and the Company do not resolve the matters in dispute, in a mutually satisfactory manner, within thirty (30) days after submission of the matter to the Senior Executives, either party may, by notice to the other party, subject such matter (and only such matter) as remains in dispute to binding arbitration under and pursuant to the rules of the American Arbitration Association in effect at the time such controversy or dispute is referred to arbitration. Such hearing shall be held in New York City, New York or such other location as may be agreed upon by the parties hereto. Unless the parties hereto otherwise agree, such arbitration shall be conducted with three (3) independent arbitrators, one (1) chosen by Sprint, one (1) chosen by the Company and the third chosen by the other two arbitrators: provided that
                                                                  --------
each party may reject the other party's selection upon a showing of bias. Sprint and the Company shall each select an arbitrator not later than ten (10) days from the date such dispute is referred to arbitration and such arbitrators shall choose a third arbitrator not later than twenty (20) days after the date such dispute is referred to arbitration. If any such selections are not timely made, the American Arbitration Association shall make such selection within five (5) days of the request by any party. The parties hereto shall submit their dispute for resolution to the arbitrators within ten (10) days after the selection of the final arbitrator and the arbitrators shall deliver their award within forty-five (45) days after the date of such submission. An arbitration award signed by any two (2) or all three (3) of the arbitrators shall be final and binding on the parties and not be subject to any appeal or de novo review by any
                                                           -- ----
judicial body. The losing party shall pay all costs and fees for the arbitration, except that each of Sprint and the Company shall bear its own legal fees. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to any such court for judicial recognition of the award or any order of enforcement thereof, as the case may be. The losing party shall pay all costs and expenses, including reasonable attorneys' fees, incurred by the winning party in any legal proceeding to enforce any arbitration award.

          (c) PERFORMANCE PENDING OUTCOME OF DISPUTE. Pending the resolution of any dispute or controversy arising under this Agreement, whether by settlement, arbitration award, or final judgment, each party shall continue to perform its obligations under this Agreement, and shall not discontinue, disconnect, or in any other fashion cease to provide all or any substantial portion of the Services to the Company unless otherwise directed by the Company.

          18.7 Assignment.  Subject to ATTACHMENT AS, ATTACHMENT MR, SECTION
               ----------
3.2(A), SECTION 18.1 and SECTION 18.5 hereof, neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior consent of the other party, which the other party may grant or withhold in its sole discretion. Any prohibited assignment or delegation shall be null and void.


                                  ARTICLE 19

                                 MISCELLANEOUS

          19.1 Successors and Assigns.  This Agreement shall be binding on the
               ----------------------
parties hereto and their respective legal successors and permitted assigns.

          19.2 Third Party Beneficiaries.  This Agreement shall not be deemed to
               -------------------------
provide third party with any remedy, claim, right of action or other right, except that the provisions in this Agreement shall inure to the benefit of the parties' Affiliates and any indemnitees hereunder.

          19.3 Notices. All notices, requests, demands, consents, reports,
               -------
authorizations, approvals or other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon receipt when delivered personally, by mail, by courier, by facsimile, telegram, telex or similar means of communication (in all instances other than delivery by mail, the notifying party shall send confirmation to the recipient by mail) to the recipient party, to the following addresses:

Any party may change its address for purposes of this SECTION 19.3 by notice to the other party hereto of such change in the manner specified above.

          19.4 Governing Law. The validity of this Agreement, the construction
               -------------
and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of California, without regard to the principles of the conflicts of laws thereof, except insofar as federal law may control any aspect of this Agreement, in which case federal law shall govern such aspect.

          19.5 Cumulative Remedies. The remedies available to any party under
               -------------------
this Agreement shall be cumulative and not exclusive, and the election of any one(1) remedy shall not preclude pursuit of other remedies. In arbitration, a party may seek any remedy generally available under the applicable governing law.

          19.6 Tariffs. Subject to SECTION 8.1(B) hereof, in the event of a
               -------
conflict between this Agreement and any applicable tariffs, this Agreement shall prevail and control.

          19.7 Construction. Each party hereto has been represented by counsel
               ------------
in connection with, and has participated in, the negotiation and execution of this Agreement and is familiar with the terms and conditions contained herein and the industry to which this Agreement relates. In light of such factors, among others, the parties expressly agree that this Agreement shall not as a matter of law be construed against the party that has drafted it, but rather shall be considered as an agreement produced jointly by the parties.

          19.8 Modification, Amendment, Supplement or Waiver. Subject to
               ---------------------------------------------
ATTACHMENT CC AND SECTION 3.4 hereof, no modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by each party hereto. Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the other party hereto, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          19.9 Entirety of Agreement. Except to the extent set forth in SECTION
               ----------------------
8.1(B) hereof, with respect to Tariff 8. this Agreement, together with all Attachments, constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior or contemporaneous agreements, promises, representations, understandings and negotiations between the parties, wether written or oral, with respect to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and the Attachments, the terms of this Agreement shall prevail and control.

          19.10  Severability. If any provision of this Agreement shall be
                 ------------
invalid or unenforceable (as a result of any tariff inconsistency or otherwise), such invalidity or unenforceability shall not invalidate or render this Agreement unenforceable but rather this Agreement shall be construed as if not containing the invalid or unenforceable provision. If such provision is an essential and fundamental element of this Agreement however, the parties shall promptly attempt to negotiate, in good faith a substitute therefor and either party may elect to terminate this Agreement if the parties are unable to agree on a substitute therefor within a reasonable period of time.

          19.11  Counterparts. This Agreement may be executed in multiple
                 ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same instrument.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto, each acting with proper authority, have executed this Agreement, to be effective as of the date first above written.



                              SPRINT COMMUNICATIONS COMPANY, L.P.


                              By: /s/ R M Franz
                                 -----------------------------
                              Name: R. Michael Franz
                                   ---------------------------
                              Title: President, WSG
                                    --------------------------



                              PACIFIC BELL COMMUNICATIONS



                              By: /s/ Betsy J. Bernard
                                 -----------------------------
                              Name: Betsy J. Bernard
                                   ---------------------------
                              Title: President




                  [SIGNATURE PAGE FOR THE SERVICES AGREEMENT]

                                 ATTACHMENT AS

                     TERMS OF AFFILIATE SERVICES AGREEMENT


          This ATTACHMENT AS is annexed to that certain Services Agreement, dated as of the 3rd day of February 1997, between the Company and Sprint (the "AGREEMENT"), and sets forth certain terms and conditions that shall be incorporated into any contract (the "AFFILIATE CONTRACT") for telecommunications services that a Company Affiliate may elect to enter into with Sprint in accordance with SECTION 3.2 of the Agreement. The information and obligations set forth herein are deemed fully incorporated into the Agreement as if set forth therein in their entirety. Reference is further made to SECTION 19.9 of the Agreement. Capitalized terms used without definition herein have their respective meanings set forth in ATTACHMENT DE.

                        I. Terms of Affiliate Contract
                           ---------------------------

          Sprint shall be obligated, at the election of the Company Affiliate or unless otherwise expressly agreed, to provide the Services to the Company Affiliate in accordance with the following terms and conditions and each of such terms and conditions shall be incorporated into the Affiliate Contract:


1.   Definitions.  Capitalized terms used in the Affiliate Contract shall have
     -----------
     their respective meanings set forth in ARTICLE 1 and ATTACHMENT DE of the Agreement.

2.   Term.  Unless otherwise extended or earlier terminated in accordance with
     ----
     PARAGRAPH 5 hereof or as contemplated by SECTION 3.2 of the Agreement, the term of the Affiliate Contract shall commence as of the date of its execution and shall continue in full force and effect until the first anniversary of such date (the "TERMINATION DATE").

3.   Integration.  Sprint shall provide such Services to the Company Affiliate
     -----------
     as the Company Affiliate may request from time to time pursuant to the terms of the Affiliate Contract in accordance with SECTION 3.2(A) of the Agreement, and the Company Affiliate shall be entitled to the benefits of, and subject to the obligations set forth in, the Agreement with respect to the provision of such Services to the same extent as if a party to the Agreement, other than as expressly set forth in the Affiliate Contract.

4.   Non-Exclusive Agreement; Rates and Charges.  During the term of the
     ------------------------------------------
     Affiliate Contract, the Company Affiliate may elect, without regard to the exclusivity provisions of ARTICLE 6 of the Agreement, to obtain any of the Services from Sprint at the Rates and Charges set forth in the Agreement and ATTACHMENT PS.

5.   Company Affiliate's Right to Renew. On or prior to the Termination Date,
     ----------------------------------
     the Company Affiliate may elect, by notice delivered to Sprint, to renew the Affiliate Contract on either an exclusive or a non-exclusive basis as follows (subject, in each case, to the right to terminate the Affiliate Contract in accordance with SECTION 3.2(B) of the Agreement):

     (a) EXCLUSIVE BASIS. The Company Affiliate may renew the Affiliate Contract for a term which is coextensive with the Term of the Agreement; provided that is such event, the Company Affiliate shall
                     --------
          thereupon become subject to the same exclusivity provisions as set forth in ARTICLE 6 of the Agreement (excluding any volume commitments set forth therein except that CLAUSE (IV) of the first sentence of
          SECTION 6.1 shall be modified to permit the Company Affiliate to obtain services provided by a carrier other than Sprint under any contract existing as of the date of the Company Affiliate's election to renew the Affiliate Contract pursuant to this Section 5(a) (which contracts will be terminated as soon as practicable to the extent no breach or penalty results therefrom).

     (b) NON-EXCLUSIVE BASIS. The Company Affiliate may renew the Affiliate Contract and elect, without regard to the exclusivity provisions of
          ARTICLE 6 of the Agreement, to obtain any of the Services from Sprint at the rates and charges and for the terms and conditions to be negotiated in good faith.

6.   Other Terms and Conditions. The Affiliate Contract shall incorporate by
     --------------------------
     reference all other terms and conditions of the Agreement, with such conforming changes as shall be necessary to reflect the identity of the Company Affiliate and to be consistent with the foregoing.


                      II. Additional Terms and Conditions
                          -------------------------------

          Each Company Affiliate may elect to obtain from Sprint, and Sprint shall be obligated to provide to the Company Affiliate any of (i) the Core Services at the Rates and Charges, (ii) the Captive Services and the Shopping Services at the rates and for the charges (commensurate with the volumes to be purchased by such Company Affiliate) to be negotiated by Sprint and the Company Affiliate in good faith; provided that in the event the Company subsequently
                         --------
elects to purchase any such Captive or Shopping Service, the Company Affiliate may elect to purchase the Services at the Rates and Charges and subject to the Performance Guarantees negotiated by the Company.

                                 ATTACHMENT BA

                            BILLING AND ACCOUNTING


          This ATTACHMENT BA is annexed to that certain Services Agreement, dated as of the 3rd day of February, 1997, between the Company and Sprint (the "AGREEMENT"), and sets forth certain billing and accounting matters related to the provision by Sprint of the Services to the Company. The information and obligations set forth herein are deemed fully incorporated into the Agreement as if set forth therein in their entirety. Reference is further made to SECTIONS
19.9 of the Agreement. Capitalized terms used without definition herein have their respective meanings set forth in ATTACHMENT DE.


                              I. General Matters
                                 ---------------

          Sprint shall satisfy the following timeliness, accuracy and completeness requirements with respect to invoices delivered to the Company for the Services provided under the Agreement:

A.   TIMELINESS. Sprint shall account, and bill the Company, for not less than
     (i) 97.0% of all usage no later than the first available monthly billing cycle after the usage is recorded, (ii) 98.0% of all usage no later than the second available monthly billing cycle after the usage is recorded and
     (iii) 99.8% of all usage no later than the third available monthly billing cycle after the usage is recorded. Sprint hereby waives all charges for any usage not billed as set forth in the preceding sentence, unless (a) Sprint can document in writing that the delayed billing was caused by the Company or (b) the parties agree in writing to a longer time period.

B. ACCURACY. With respect to any monthly billing cycle, the accuracy of the raw billing information supplied by Sprint to the Company shall not be less than 99.0% unless (i) Sprint can document in writing that such raw billing inaccuracy was caused by the Company or (b) the parties agree in writing to a level of accuracy which differs from that set forth herein.

C. COMPLETENESS. Sprint shall bill the Company monthly for at least 99.0% of all Service Elements with respect to the Services billed during the relevant current monthly billing cycle, except when mutually agreed by the parties.

                       III. Payment Method Requirements
                            ---------------------------

A. COST CATEGORIES FOR GENERAL LEDGER ACCOUNT PURPOSES. Sprint shall, to the extent possible, provide billing at the Sprint rate element level, including, without limitation, the following cost categories for Service Elements at the Company's request for general ledger account purposes.

     1.   Network Line/Access Cost (TABLE 9 of ATTACHMENT PS)
     2.   Originating Access (TABLE 1 of ATTACHMENT PS)
     3.   Termination Access (TABLE 1 of ATTACHMENT PS)
     4.   Originating and Terminating Switch
     5.   Transport (TABLES 2 AND 3 of ATTACHMENT PS)
     6.   Calling Card Surcharges (TABLE 4 of ATTACHMENT PS)
     7.   Directory Assistance Surcharges (TABLE 7 of ATTACHMENT PS)
     8.   Operator Assistance Surcharges (TABLE 8 of ATTACHMENT PS)
     9.   Toll Free Access

     10. Other Categories in the Company's Discretion which Sprint is able to provide without material cost or expense.

B. MANAGEMENT REPORTING. Sprint shall provide NDM feeds to the Company's server and deliver any reports required to be delivered by Sprint pursuant to ARTICLE 5 of the Agreement, each as set forth in ARTICLE 5 of the Agreement for use by the Company in generating management reports and performing billing analysis.

                                 ATTACHMENT DE

                                  DEFINITIONS

          This ATTACHMENT DE is annexed to that certain Services Agreement, dated as of the 3rd day of February, 1997, between the Company and Sprint (the "AGREEMENT"), and sets forth certain definitions used in the Agreement and the Attachments. The definitions set forth herein are deemed fully incorporated into the Agreement and the Attachments as if set forth therein, respectively, in their entirety. Reference is made to SECTION 19.9 of the Agreement.

          "ACCESS COMPONENT A" shall mean the originating (i) carrier common line charges, (ii) residual interconnection charges and (iii) local switching, line intercept, signaling and other metered recurring charges actually incurred by Sprint on behalf of the Company in connection with the provision of the Services, in each case as adjusted by actual non-complete call factors (such adjustment for non-complete call factors not to exceed twelve percent (12%) of the cost elements set forth in CLAUSES (I) THROUGH (III) above); provided that
                                                                 --------
Access Component A shall not include associated tandem transport or tandem switching charges. Access Component A may only be purchased together with Access Component B and Transport Component C.

          "ACCESS COMPONENT B" shall mean the originating local transport costs incurred from a direct end-office trunk or an access tandem configuration and, for purposes of the Agreement, shall, in any event, equal four percent (4%) of the rate for Access Component A. Access Component B may only be purchased together with Access Component A and Transport Component C.

          "ACCESS COMPONENT D" shall mean the terminating local transport costs incurred from a direct end-office trunk or an access tandem configuration and, for purposes of the Agreement, shall, in any event, equal four percent (4%) of the rate for Access Component E. Access Component D may only be purchased together with Transport Component C and Access Component E.

          "ACCESS COMPONENT E" shall mean the terminating (i) carrier common line charges, (ii) residual interconnection charges, (iii) local switching charges, line intercept, signaling and other metered recurring charges actually incurred by Sprint on behalf of the Company in connection with the provision of the Services and (iv) database query charges in the case of toll free services: provided that Access Component E shall not include associated tandem transport
--------
or tandem switched charges. Access Component E may only be purchased (i) together with Access Component D and Transport Component C or (ii) in a Virtual Bulk Transport configuration.

          "ACCESS COMPONENTS" shall mean Access Component A, Access Component B, Access Component D and Access Component E, as applicable.

          "ACCESS SERVICES" shall have the meaning set forth in PARAGRAPH I of ATTACHMENT PS.

          "ACF" shall mean access coordination fee.

          "ACT" shall mean the Communications Act of 1934, as amended by the Telecommunications Act of 1996, and as the same may be amended from time to time.

          "ADDITIONAL CORE SERVICES NOTICE" shall mean the notice in the form set forth in EXHIBIT PS-II to ATTACHMENT PS.

          "ADJUSTED INTERNATIONAL BENCHMARK" shall mean, with respect to any foreign country, the actual net composite per MOU cost to Sprint of the international traffic for such foreign country for any six (6) month period, and shall equal, with respect to any foreign country, the quotient obtained by dividing (i) Sprint's actual costs from International Transport Arrangements for such foreign country during such six (6) month period by (ii) Sprint's total volume of international traffic for such foreign country (based upon MOUs) for such six (6) month period.

          "AFFILIATE" shall have the meaning assigned to such term in the ACT; provided that, for purposes of the Agreement only, SBCS and its Affiliates shall
--------
be deemed to be Affiliates of the Company.

          "AFFILIATE CONTRACT" shall have the meaning set forth in the preamble to ATTACHMENT AS.

          "AGGREGATE PROVISIONING DELAY" shall have the meaning set forth in PARAGRAPH IV.4.A.2 of ATTACHMENT PG.

          "AGREEMENT" shall mean the Services Agreement, to which this ATTACHMENT DE is attached together with each Attachment attached thereto, as the same may be amended from time to time in accordance with its terms.

          "ALTERNATE PROVIDER" shall mean any Domestic Alternate Provider or Foreign Alternate Provider.

          "ANI" shall mean Automatic Number Identification.

          "ANNUAL PRE-BILL CERTIFICATION CERTIFICATE" shall mean a written certificate prepared by a nationally recognized independent firm expert in the pre-bill certification process, mutually acceptable to Sprint and the Company, which confirms that the pre-bill certification process referred to in the Initial Pre-Bill Certification Certificate has been fully complied with, in all material respects, or is otherwise in compliance, in all material respects, with such modifications thereto as may have been adopted or implemented upon the mutual agreement of each of Sprint and the Company.

          "ATTACHMENT AS" shall mean ATTACHMENT AS, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT BA" shall mean ATTACHMENT BA, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT CC" shall mean ATTACHMENT CC, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT DE" shall mean this ATTACHMENT DE, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT MR" shall mean ATTACHMENT MR, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT PG" shall mean ATTACHMENT PG, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENT PS" shall mean ATTACHMENT PS, as attached to the Agreement and incorporated therein, as modified from time to time as permitted or required by the Agreement.

          "ATTACHMENTS" shall mean, collectively, ATTACHMENT AS, ATTACHMENT BA, ATTACHMENT CC, ATTACHMENT DE, ATTACHMENT MR, ATTACHMENT PG and ATTACHMENT PS.

          "AVERAGE SPEED OF ANSWER" shall have the meaning set forth in PARAGRAPH IV.1.C.2 of ATTACHMENT PG.

          "BULK TRANSPORT CONFIGURATION: shall have the meaning set forth in
SECTION 6.2(a)(iv) of the Agreement.

          "BULK TRANSPORT SERVICES" shall have the meaning set forth in PARAGRAPH 11.7 of ATTACHMENT PS.

          "BUSY HOURS" shall have the meaning set forth in PARAGRAPH IV.1.A.1 of ATTACHMENT PG.

          "CALL SET-UP TIME" shall have the meaning set forth in PARAGRAPH IV.1.B.2 of ATTACHMENT PG.

          "CALLING CARD SERVICE CHARGE" shall have the meaning set forth in TABLE 4 of ATTACHMENT PS.

          "CALLING CARD SERVICES" shall have the meaning set forth in PARAGRAPH
II.4 of ATTACHMENT PS.

          "CAPTIVE SERVICE" shall mean any telecommunications product, feature or functionality which (i) relies upon any vertical platforms used in connection with the provision of any Service, (ii) is an extension, enhancement or modification to a Core Service or Captive Service (which the Company has elected to obtain from Sprint) and (iii) the Company cannot reasonably obtain elsewhere as a result of the network configuration established between the Company and Sprint, including, without limitation, Clear 64 Channel (ISDN), VPN and Switched 56 Transport; provided that a Captive Service purchased by the Company in accordance with SECTION 3.1(A) of the Agreement shall upon such purchase by the Company thereafter be deemed a Core Service and cease to be considered a Captive Service.

          "CARRIER ORIGINATION CONFIGURATION" shall have the meaning set forth in SECTION 6.2(A)(II) hereof.

          "CARRIER TERMINATION CONFIGURATION" shall have the meaning set forth in SECTION 6.2(A)(III) hereof.

          "CARRIER TRANSPORT II DATE" shall mean the date on which Sprint implements a Carrier Transport II System which is capable of (i) determining actual access charges for each of Access Components A and E, (ii) calculating charges for each of Access Components B and D, based upon corresponding Access Components A and E and (iii) determining actual transport charges for each of Transport Components C and F, in each case with respect to telecommunications traffic attributable solely to the Company.

          "CDDD" shall have the meaning set forth in PARAGRAPH IV.4 of ATTACHMENT PG.

          "CHANGE CONTROL" shall have the meaning set forth in the preamble to ATTACHMENT CC.

          "CHANGE CONTROL REQUEST" shall have the meaning set forth in PARAGRAPH 4(A) of ATTACHMENT CC.

          "CHANGE CONTROL RESPONSE" shall have the meaning set forth in PARAGRAPH 4(B) of ATTACHMENT CC.

          "CIC" shall mean Carrier Identification Code.

          "COC" shall mean central office connection.

          "COMMERCIAL COMMENCEMENT DATE" shall mean the date on which any unaffiliated, third party end-user of the Company's telecommunications services originates the first wire-line, commercial long distance telecommunications service within the Region.

          "COMPANY" shall have the meaning set forth in the preamble to the Agreement, and shall also include (i) any wholly owned subsidiary of the Company (which shall not be deemed Affiliates for purposes of the Agreement) and (ii) any successor and assigns of the foregoing.

          "COMPANY CONFIDENTIAL INFORMATION" shall have the meaning set forth in the definition of "CONFIDENTIAL INFORMATION".

          "COMPANY LOCATION" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT PS.

          "COMPANY MATERIAL BREACH" shall mean any breach by the Company of any material provision of the Agreement.

          "CONFIDENTIAL INFORMATION" shall mean all non-public information concerning the business of the Company or of any third party doing business with the Company (including all of the Company's customers) that Sprint may obtain from any source in the course of providing the Services under the Agreement ("COMPANY CONFIDENTIAL INFORMATION") or concerning the business of Sprint and any third party doing business with Sprint that the Company may obtain from any source in the course of its use of the Services ("SPRINT CONFIDENTIAL INFORMATION"). Such information shall include the terms of the Agreement (and discussions, negotiations and proposals from one party to the other related directly thereto), network designs, communications usage figures, pricing, financial data, statistics, software code, the identity and configuration of equipment networks, CPNI, research, development (including development, plans and specifications for any product or service that is specifically designed or modified at the Company's request or expense pursuant to ATTACHMENT CC or otherwise), strategic and other business plans, and related information. All such information disclosed prior to the execution of the Agreement and during the Term shall also be considered Confidential Information. All CPNI shall be Company Confidential Information, as shall all telecommunications network configuration, design and usage information concerning the Company and any customer that Sprint acquires by virtue of its provision of the Services to the Company. "CONFIDENTIAL INFORMATION" shall not include information that: (a) is already rightfully known by the receiving party at the time it is obtained by said party, free from any obligation to keep such information confidential, (b) is or becomes publicly known through no wrongful act of the receiving party or
(c) is rightfully received by the receiving party from a third party without restriction and without breach of the Agreement. Information equivalent to that described above that is independently developed by either party without use of any Confidential Information of the other shall not be considered Confidential Information for purposes of the Agreement.

          "CONFIRMED DATE" shall have the meaning set forth in PARAGRAPH IV.4 of ATTACHMENT PG.

          "CORE SERVICES" shall mean (i) Domestic 1+ Carrier Termination Services, Domestic 1+ Carrier Origination Services, Domestic 1+ Switchless Resale Services, International Outbound Services, Calling Card Services, Operator Services, Domestic Directory Assistance Services, Dedicated Access Services, Bulk Transport Services, each as set forth in ATTACHMENT PS and (ii) any Captive or Shopping Services which are purchased by the Company from Sprint and added to EXHIBIT PS-II of ATTACHMENT PG, pursuant to SECTION 3.1(C)(A) of the Agreement.

          "CPA-POP" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT PS.

          "CPA-SWC" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT PS.

          "CPNI" shall mean Customer Proprietary Network Information, as such term is defined in the Act and as that term is or may hereinafter be defined by the FCC.

          "DAMAGES" shall have the meaning set forth in SECTION 16.1 of the Agreement.

          "DEDICATED ACCESS SERVICES" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT PS.

          "DEDICATED ACCOUNT TEAM" shall have the meaning set forth in PARAGRAPH I.I.A of ATTACHMENT PG.

          "DEDICATED SERVICE METRIC" shall have the meaning set forth in PARAGRAPH IV.2 of ATTACHMENT PG.

          "DIRECT SERVICE AGREEMENT" shall mean any bilateral service arrangement between the Company and a Foreign Country Carrier for International Services in a particular foreign country.

          "DIRECTORY ASSISTANCE SERVICES" shall have the meaning set forth in PARAGRAPH II.6 of ATTACHMENT PS.

          "DOCUMENTATION" shall mean those materials in Sprint's possession (or reasonably available to Sprint but not to the Company) that are necessary for the Company's use of the Services and the services software or that are normally made available by Sprint to customers like the Company in the ordinary course of its business (or by a third party carrier, where a service or software is obtained by Sprint from another carrier).

          "DOMESTIC" shall mean the fifty (50) states of the United States of America and shall include Puerto Rico and the U.S. Virgin Islands.

          "DOMESTIC ALTERNATE PROVIDER" shall mean any carrier which provides local exchange services other than a LEC.

          "DOMESTIC CALL SET-UP TIME" shall have the meaning set forth in PARAGRAPH IV.1.B.2 of ATTACHMENT PG.

          "DOMESTIC OPERATOR SERVICES" shall have the meaning set forth in PARAGRAPH II.5.A of ATTACHMENT PS.

          "DOMESTIC SHORTFALL" shall have the meaning set forth in SECTION 6.3(A) of the Agreement.

          "DOMESTIC TOLL FREE SERVICES" shall have the meaning set forth in PARAGRAPH II.3 of ATTACHMENT PS.

          "DOMESTIC TRANSPORT SERVICES" shall have the meaning set forth in PARAGRAPH II.1 of ATTACHMENT PS.

          "DOMESTIC VOLUME COMMITMENT CHARGE" shall mean (A) the Domestic Shortfall multiplied by (B) the average charge for Access Component D during the
          -------------
applicable Measurement Period.

          "DS-1 (OUTSIDE POPs)" shall have the meaning set forth in PARAGRAPH IV.2.A.2 of ATTACHMENT PG.

          "DS-1 (POP to POP)" shall have the meaning set forth in PARAGRAPH IV.2.A.1 of ATTACHMENT PG.

          "DS-3 (OUTSIDE POPs)" shall have the meaning set forth in PARAGRAPH IV.2.A.4 of ATTACHMENT PG.

          "DS-3 (POP TO POP)" shall have the meaning set forth in PARAGRAPH IV.2.A.3 of ATTACHMENT PG.

          "EARLY TERMINATION PAYMENT" shall mean an amount equal to Fifty Five Percent (55%) of the amount by which Three Hundred Million Dollars ($300,000,000) exceeds the total amount of actual billings to the Company and its Affiliates (without regard to credits) from the date of the Agreement through the date of termination; provided that, the Three Hundred Million
                                 --------
Dollars ($300,000,000) referred to herein shall be reduced to the extent of any reduction in the scope, or the cancellation, of the Services, including, but not limited to, disruptions, interruptions or cancellations in the Services referred to in ARTICLE 17 of the Agreement.

          "ECONOMIC VALUE ADDED" shall mean, with respect to the provision of the Services by Sprint under the Agreement for the applicable Renewal Year, the amount determined by subtracting (A) the sum of (i) invested capital minus non-debt liabilities plus (ii) the cost of capital, each as consistently
                     ----
applied, from (B) net operating profits after taxes.

          "EFC" shall mean entrance facilities charge.

          "END-TO-END GRADE OF SERVICE" shall have the meaning set forth in PARAGRAPH IV.1.A.1 of ATTACHMENT PG.

          "FCC" shall mean the Federal Communications Commission, and any successor entity thereto responsible for enforcing or interpreting the Act.

          "FOC" shall have the meaning set forth in PARAGRAPH IV.4 of ATTACHMENT PG.

          "FORCE MAJEURE EVENT" shall mean any unforeseeable event beyond the control of the party claiming excusable delay or other failure to perform, including any act of God, act of a public enemy, fires, floods, riots or the enactment of any law or regulation of any governmental body of competent jurisdiction; provided that, without limiting the provisions of SECTION 4.4 of
              --------
the Agreement, a Force Majeure Event shall specifically not include any action or inaction of any LEC or Domestic Alternate Provider, or any delay in the performance of services for which a party has subcontracted or is otherwise dependent on another party to the extent that any such delay is not the result of any of the matters identified in the forepart of this definition.

          "FOREIGN ALTERNATE PROVIDER" shall mean any Foreign Carrier or Foreign Country Carrier.

          "FOREIGN CARRIER" shall mean any foreign telecommunications service provider other than a provider which is, as of the date of the applicable International Service Arrangement with such Alternate Provider, predominantly based in the Domestic United States.

          "FOREIGN COUNTRY CARRIER" shall mean any Foreign Carrier that is in authorized provider of international traffic for the applicable foreign country (including Telmex) or other international carrier of record.

          "GENERAL SERVICE METRIC" shall have the meaning set forth in PARAGRAPH
IV.3 of ATTACHMENT PG.

          "HOLD TIME" shall have the meaning set forth in PARAGRAPH IV.1.C.1 of ATTACHMENT PG.

          "INITIAL PRE-BILL CERTIFICATION CERTIFICATE" shall mean a written certificate prepared by nationally recognized independent firm expert in the pre-bill certification process, mutually acceptable to Sprint and the Company, which certifies that the pre-bill certification process adopted and implemented by Sprint complies, in all material respects, with the requirements for such pre-bill certification process established by Coopers & Lybrand or such other mutually acceptable firm.

          "INTELLECTUAL PROPERTY" shall mean any patentable idea, design, concept, technique, invention, discovery or improvement, and any patent application filed for, or patents issuing on, such patentable idea, design, concept, technique, invention, discovery or improvement, any information, bond, assembly and module final test know-how, computer software, in any form, tangible or intangible, including, but not limited to, formulas, patterns, compilations, devices, methods, techniques, and processes, trade secrets, mask works, works of authorship and any information not heretofore enumerated, whether or not patentable, copyrightable or otherwise protectable under statute or common law.

          "INTERCONNECTION AND PRODUCT REVIEW TEAM" shall have the meaning set forth in SECTION 3.3 of the Agreement.

          "INTERNATIONAL BENCHMARK" shall mean, with respect to any foreign country, the actual net composite per MOU costs to Sprint of international traffic to such foreign country for the six (6) month period ended June 30, 1996, and shall equal, with respect to any foreign country, the quotient obtained by dividing (i) Sprint's actual costs from all International Transport Arrangements for such foreign country for the six (6) month period ended June 30, 1996 by (ii) Sprint's total volume of international traffic for such foreign country (based upon MOUs) for such six (6) month period.

          "INTERNATIONAL CALL SET-UP TIME" shall have the meaning set forth in PARAGRAPH IV.1.B.2 of ATTACHMENT PG.

          "INTERNATIONAL OPERATOR SERVICES" shall have the meaning set forth in PARAGRAPH II.5.B of ATTACHMENT PS.

          "INTERNATIONAL SERVICE ARRANGEMENTS" shall mean any arrangement for the transport or delivery of international voice and data communications between the Domestic United States and any foreign country, including International Transport Arrangements.

          "INTERNATIONAL SHORTFALL" shall have the meaning set forth in SECTION 6.3(A) of the AGREEMENT.

          "INTERNATIONAL TRANSPORT ARRANGEMENTS" shall mean any international form of transport arrangement for international voice and data communications to any foreign country, including, without limitation. Direct Service Agreements, direct operating agreements with foreign telecommunications providers, international simple resale, refile or any other transit.

          "INTERNATIONAL TRANSPORT SERVICES" shall have the meaning set forth in PARAGRAPH II.2 of ATTACHMENT PS.

          "INTERNATIONAL VOLUME COMMITMENT CHARGE" shall mean (A) the International Shortfall multiplied by (B) the average per MOU costs to Sprint of
                        -------------
international traffic (i.e., Transport Component F) for the applicable
                       ----
Measurement Period, weighted in accordance with the actual aggregate distribution of traffic to particular foreign countries during such Measurement Period.

          "INTERRUPTION" shall mean (i) any time a Service or Service Element becomes unusable to the end-user because of a failure or a material degradation of a facility or component used to furnish such Service or Service Element, as provided by Sprint or its subcontractors or (ii) any failure of any Service or Service Element to meet the Performance Guarantees under the conditions set forth in the applicable Table of ATTACHMENT PG. Interruptions shall not include
(a) failures caused by the equipment of either the Company or the Company's end-users, (b) failures resulting from a Force Majeure Event or (c) failures resulting from actual network usage exceeding forecasted volume by One Hundred Twenty Five percent (125%) as set forth in SECTION 13.3 of the Agreement. Interruption is specifically not limited to total loss or discontinuance of the Service or Service Element. An Interruption begins when Sprint is notified or becomes aware of the failure, whichever occurs first. An Interruption shall be deemed to continue until the restored Service is accepted by the Company.

          "INTERRUPTION CREDIT" shall mean the credits referenced in TABLE 2B of ATTACHMENT PG.

          "LEC" shall mean the dominant local exchange carrier for a particular geographic area.

          "LIEN CLAIM" shall mean any lien, restriction, encumbrance, charge, security interest or equitable claim which may be maintained by any subcontractor, materialman or laborer for services performed.

          "MARKET ENTRY DATE" shall mean the date targeted, as set forth in
SECTION 4.1 of the Agreement, for the Company's entry into each State within the Region in connection with the scheduled delivery of the Services.

          "MARKET FORCES" shall mean any decline in (i) the Company's aggregate market share for the applicable market or (ii) the aggregate volume of traffic in the applicable market.

          "MATERIAL DEGRADATION OF QUALITY" shall mean a material and adverse degradation in the quality and reliability of any Service or Service Element (i) which continues, substantially unabated, for a period of not less than ninety
(90) days, (ii) which has resulted in the Company receiving complaints or other notices of dissatisfaction from any of its end-users with respect to such Service or Service Element on not less than three (3) occasions during such period and (iii) with respect to which Sprint has received notice on not less than two (2) occasions of such material and adverse degradation and has not undertaken diligent measures to cure such degradation.

          "MEAN TIME TO REPAIR" shall have the meaning set forth in PARAGRAPH IV.I.C.1 of ATTACHMENT PG.

          "MEASUREMENT PERIOD" shall have the meaning set forth in SECTION 6.3(A) hereof

          "MERGER" shall have the meaning set forth in PARAGRAPH I of ATTACHMENT MR.

          "MERGER AGREEMENT" shall have the meaning set forth in PARAGRAPH I of ATTACHMENT MR.

          "MOUS" shall mean minutes of use.

          "NDM" shall mean a Network Data Mover Feed.

          "NDM DATA" shall have the meaning set forth in SECTION 5.1 of the Agreement.

          "NETWORK OUTAGE" shall mean any reportable outage as defined, from time to time, by the FCC, within the Region.

          "NEW INTERNATIONAL PRICE" shall mean the price for any international Service set forth in ATTACHMENT PS, as adjusted pursuant to SECTION 10.1(B) of the Agreement.

          "NO ACCESS" shall have the meaning set forth in PARAGRAPH IV.1.C.1 of ATTACHMENT PG.

          "NORTH AMERICAN SERVICE" shall mean any traffic originating or terminating (i) in the Domestic United States and (ii) Mexico and Canada.

          "NPA" shall mean Numbering Plan Area.

          "NTF" shall have the meaning set forth in PARAGRAPH IV.1.B.1 of ATTACHMENT PG.

          "OLD INTERNATIONAL PRICE" shall mean the price for any international Service set forth in ATTACHMENT PS as of the day next preceding the date on which any adjustment thereto is required pursuant to SECTION 10.1(B) of the Agreement.

          "OPERATIONAL CONSOLIDATION EVENT" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT MR.

          "OPERATOR SERVICES" shall have the meaning set forth in PARAGRAPH II.5 of ATTACHMENT PS.

          "OVERFLOW CONDITION" shall have the meaning set forth in SECTION 13.3 of the Agreement.

          "OVERFLOW RATE" shall mean the actual Transport Component F charges incurred by Sprint during an Overflow Condition.

          "PERFORMANCE GUARANTEES" shall mean the standards set forth in ATTACHMENT PG or EXHIBIT PS-II and EXHIBIT PS-III of ATTACHMENT PS, as applicable, which may be modified as mutually agreed to incorporate any published service guarantee or assurance program offered at any time during the Term by Sprint to any other customer.

          "PERMIT" shall have the meaning set forth in SECTION 14.1(H) hereof.

          "PERSON" shall mean any individual, corporation, trust, partnership, limited partnership, governmental agency or body, joint venture, limited liability company, political subdivision or any other entity.

          "POP" shall mean point of presence.

          "POSITIVE EVA" shall mean an Economic Value Added which exceeds zero.

          "PRICE CHANGE MODIFICATION NOTICE" shall mean the notice described in the preamble to ATTACHMENT PS, the form of which is set forth in EXHIBIT PS-I thereto.

          "PRIME RATE" shall mean the rate of interest established by Citibank, N.A. or such other bank as may be mutually agreed from time to time as the "prime rate" of such bank, with each change in such rate to be effective for purposes of the Agreement on the day on which such change is effective for such bank's purposes.

          "PROCEDURES MANUAL" shall have the meaning set forth in PARAGRAPH 1.3 of ATTACHMENT PG.

          "PROVISIONING DELAY" shall have the meaning set forth in SECTION IV.4.A.1 of the Agreement.

          "PROVISIONING DELAY CREDITS" shall mean the credits referenced in TABLE 4 of ATTACHMENT PG.

          "PSPs" shall have the meaning set forth in PARAGRAPH III.4 of ATTACHMENT PS.

          "PSP COMPENSATION" shall have the meaning set forth in PARAGRAPH III.4 of ATTACHMENT PS.

          "PURCHASED SHOPPING SERVICE" shall mean a Shopping Service that is purchased by the Company in accordance with SECTION 3.1(C)(B) of the Agreement and added to EXHIBIT PS-III to ATTACHMENT PS.

          "PURCHASED SHOPPING SERVICE NOTICE" shall mean that notice in the form set forth on EXHIBIT PS-III of ATTACHMENT PS.

          "RATES AND CHARGES" shall mean the rates and charges for the Core Services set forth in ATTACHMENT PS.

          "RBOC" shall mean a Regional Bell Operating Company.

          "RED ZONE" shall mean Sprint's failure, at any time, to satisfy fully the PERFORMANCE GUARANTEES set forth under the caption "RED ZONE" on TABLES 1 THROUGH 3 of ATTACHMENT PG.

          "REGION" shall mean the States of California and Nevada.

          "RELIABILITY (POP TO POP)" shall have the meaning set forth in PARAGRAPH IV.3.B. of ATTACHMENT PG.

          "RENEWAL YEAR" shall have the meaning set forth in SECTION 2.2 of the Agreement.

          "REPORT CARD" shall mean the report card referred to in SECTION 5.3 of the Agreement.

          "REQUEST FOR PROPOSAL" shall mean the Request for Proposal dated April 18, 1996, as referenced in the recitals to the Agreement.

          "REQUIRED APPROVAL" shall have the meaning set forth in SECTION 2.1 of the Agreement.

          "SBCS" shall mean Southwestern Bell Communications Services, Inc.

          "SBCS AGREEMENT" shall have the meaning set forth in PARAGRAPH I of ATTACHMENT MR.

          "SENIOR EXECUTIVES" shall have the meaning set forth in SECTION 18.6(B) of the Agreement.

          "SERVICE CHANGES" shall have the meaning set forth in PARAGRAPH 1 of ATTACHMENT CC.

          "SERVICE DEVELOPMENT" shall have the meaning set forth in SECTION 3.4(B) of the Agreement.

          "SERVICE ELEMENT" shall mean a piece-part of a Service which can be billed either separately or as part of the Service.

          "SERVICES" shall mean (i) the Core Services, (ii) the additional Core Services appended as EXHIBIT PS-II to ATTACHMENT PS and (iii) the Purchased Shopping Services (as applicable) appended as EXHIBIT PS-III to ATTACHMENT PS.

          "SHOPPING SERVICE" shall mean any voice or data service, feature, function or product offered by Sprint or its Affiliates now or in the future which the Company may purchase from any other telecommunications vendor and for which Sprint has the right to counter-offer pursuant to Article 7 of the Agreement, other than Core Services and Captive Services, including, without limitation, Prepaid Card, Frame Relay, Sprint Express, Country Direct, OC3s, International Private Line, Bulk Transport with SS7 Signaling, SDS, VPN for facility based carriers and complementary calling card; provided that a service
                                                        --------
shall no longer be deemed a Shopping Service to the extent that it is deemed (i) an additional Core Service and set forth on EXHIBIT PS-II to ATTACHMENT PS or
(ii) a Purchased Shopping Service and set forth on EXHIBIT PS-III to ATTACHMENT PS.

          "SMC" shall have the meaning set forth in PARAGRAPH I.5 of ATTACHMENT PG.

          "SME" shall have the meaning set forth in PARAGRAPH I.1.A of ATTACHMENT PG.

          "SPECIAL INDEPENDENT AUDIT" shall mean an audit of Sprint requested by the Company pursuant to SECTION 2.2 or ARTICLE 9 of the Agreement which shall be conducted by an independent party unaffiliated with the Company or Sprint, who shall be mutually agreed upon by the Company and Sprint and who shall have substantial experience in the telecommunications industry.

          "SPRINT" shall have the meaning set forth in the preamble to the Agreement, and shall include any successors and assigns thereto.

          "SPRINT AGREEMENT" shall have the meaning set forth in SECTION 3.2(B) of the Agreement.

          "SPRINT CONFIDENTIAL INFORMATION" shall have the meaning set forth in the definition of "CONFIDENTIAL INFORMATION".

          "SPRINT MATERIAL BREACH" shall mean (i) a failure to meet any Market Entry Date which continues for more than thirty (30) days, (ii) a Material Degradation of Quality which has, or, in the good faith determination of the Company, is reasonably likely to have, a material adverse effect on the business, condition (financial or otherwise) and prospects of the Company or
(iii) any breach of any other material provision of the Agreement not otherwise expressly addressed by CLAUSES (I) AND (II) above.

          "SPRINT PROVIDED ACCESS" shall have the meaning set forth in PARAGRAPH
1.2 of ATTACHMENT PS.

          "STRATEGIC PARTNER" shall mean any Foreign Carrier with whom the Company or an Affiliate of the Company enters into an alliance or a joint venture agreement which contemplates, as a material part thereof, a telecommunications venture (other than or in addition to an International Service Arrangement).

          "SWC" shall have the meaning set forth in PARAGRAPH I.2 of ATTACHMENT PS.

          "SWITCHED ACCESS SERVICES" shall have the meaning set forth in PARAGRAPH I.1 of ATTACHMENT PS.

          "SWITCHED NETWORK AVAILABILITY" shall have the meaning set forth in PARAGRAPH IV.1.A.2 of ATTACHMENT PG.

          "SWITCHED SERVICE CREDITS" shall mean the credits referenced in TABLE 1B of ATTACHMENT PG.

          "SWITCHED SERVICE METRIC" shall have the meaning set forth in PARAGRAPH IV.1 of ATTACHMENT PG.

          "SWITCHLESS CONFIGURATION" shall have the meaning set forth in SECTION 6.2(A)(I) hereof.

          "TARIFF 8" shall mean Sprint's FCC Tariff 8, as applicable for the term of the access loop.

          "TARIFF TERM PLAN" shall mean, as applicable, the Sprint tariff term plan referred to in Tariff 8.

          "TELMEX" shall mean Telefonos de Mexico, S.A. DE C.V., a Mexican corporation and its Affiliates.

          "TERM" shall mean the term of the Agreement, as described in SECTION
2.1 of the Agreement and as extended by any Renewal Year or as earlier terminated pursuant to the provisions of the Agreement.

          "TERMINATION DATE" shall have the meaning set forth in PARAGRAPH 2 of ATTACHMENT AS.

          "TIGHT COUPLING" shall mean the interconnection of Sprint's network and the Company's network in a manner which ensures the seamless hand-off of voice and data messages across demarcation points.

          "TIME TO FIX" shall have the meaning set forth in PARAGRAPH IV.1.C.1 of ATTACHMENT PG.

          "TIME TO NOTIFY" shall have the meaning set forth in PARAGRAPH IV.1.C.1. of ATTACHMENT PG.

          "TRANSITION PERIOD" shall have the meaning set forth in SECTION
17.9(B).

          "TRANSPORT COMPONENT C" shall mean the Domestic transport component of long distance traffic, the charges for which are set forth on TABLE 2 of ATTACHMENT PS, as applicable.

          "TRANSPORT COMPONENT F" shall mean the international transport component of long distance traffic, the charges for which are set forth on TABLE 3 to ATTACHMENT PS, as applicable, as adjusted pursuant to the terms of the Agreement.

          "TRANSPORT COMPONENTS" shall mean Transport Component C and Transport Component F, as applicable.

          "TRANSPORT SERVICES" shall have the meaning set forth in PARAGRAPH
II.2 of ATTACHMENT PS.

          "TROUBLE TICKET" shall have the meaning set forth in PARAGRAPH IV.1.B.1 of ATTACHMENT PG.

          "TROUBLES PER DROP" shall have the meaning set forth in PARAGRAPH IV.2.B. of ATTACHMENT PG.

          "TROUBLES PER 10K" shall have the meaning set forth in PARAGRAPH IV.1.B.1 of ATTACHMENT PG.

          "VIRTUAL BULK TRANSPORT CONFIGURATION" shall have the meaning set forth in SECTION 7.1(A) hereof.

                                 ATTACHMENT PG

                            PERFORMANCE GUARANTEES

          This ATTACHMENT PG is annexed to that certain Services Agreement, dated as of the 3rd day of February 1997, between the Company and Sprint (the "AGREEMENT"), and sets forth certain performance guarantees related to the provision by Sprint of the Services to the Company. The information and obligations set forth herein are deemed fully incorporated into the Agreement as if set forth therein in their entirety. Reference is further made to SECTION
19.9 of the Agreement. Capitalized terms used without definition herein have their respective meanings set forth in ATTACHMENT DE.


                          I. Sprint Support Services
                             -----------------------

1.   DEDICATED ACCOUNT TEAM.

     A. Sprint shall appoint, no later than thirty (30) days after execution of the Agreement, a dedicated account team (the "DEDICATED ACCOUNT TEAM") which shall include, but not be limited to, an Account Manager and one or more subject matter experts (each, a "SME") capable of addressing each of the following areas: customer sales, billing, operator services, customer acquisition, product development and network operations. All travel expenses for Sprint account support personnel, including members of the Dedicated Account Team, shall be borne by Sprint.

     B. Sprint's Dedicated Account Team shall, either directly or through one or more designees, (i) be authorized to initiate the process to seek modification of (with the Company's prior consent) service order intervals, maintenance response times, priorities for the restoration of Interrupted Services and other performance standards by which the Services shall be measured and managed, (ii) meet regularly with designated Company representatives to review Sprint's performance (including reviewing Sprint's performance statistics and reconciling the Company's and Sprint's Interruption records), coordinate the provision of the Services, discuss changes in the pricing of the Services and discuss the Company's future service requirements, (iii) ensure that Sprint personnel are available as needed at all reasonable times and are adequate in number and quality, (iv) ensure that Sprint personnel are provided the tools, training and support necessary for their work, (v) supervise Sprint personnel and ensure that they provide the Services in accordance with the Performance Guarantees set forth herein and in the Agreement and
          (vi) except as otherwise expressly provided in the Agreement or this ATTACHMENT PG, serve as the principal interface between Sprint and the Company with respect to all issues relating to the Services provided hereunder.

3. PROCEDURES MANUAL. Within one hundred and twenty (120) days of the Agreement. Sprint shall develop and maintain a procedures manual (including relevant material from the Agreement and the Attachments) (the "PROCEDURES MANUAL") that shall address the service ordering process, procedures to be followed to request or make inquiries concerning restoration of Interrupted Services, the form and medium by which Sprint will report the availability of dedicated Service Elements for acceptance testing by the Company, training, billing, optimization, network management, dispute resolution and escalation and all similar administrative and logistical matters related to the provision of and payment for the Services. The Company shall review and approve a draft outline of the manual prior to its final publication. The manual shall be specifically adapted to the Company's needs and usage patterns and shall be updated periodically as necessary. The manual shall identify those persons authorized by the Company to place orders under the Agreement and responsible for the management of the Agreement and the Services. Sprint shall distribute copies of the manual and all updates or modifications thereto to a reasonable number of the Company employees, which employees shall be determined by the Company. The manual and all updates or modifications thereto shall be maintained in confidence in accordance with the terms of the Agreement and shall be subject to the Company's review and prior written approval. The manual may be modified from time to time upon the manual agreement of the parties, but in no event shall it amend, waive or supersede any portion of the Agreement.

4.   STAFFING; PERSONNEL ON CALL; ACCESS TO INFORMATION; TROUBLE REPORTING

     A. Sprint shall provide a single telephone number for reporting all levels of trouble.

     B. Sprint shall provide names and telephone numbers for the appropriate Sprint personnel with the requisite responsibility for providing the Company the Services during normal business hours. Sprint shall provide the pager number of such personnel for contacts made at times other than normal business hours.

     C. If requested, Sprint shall provide, at no additional cost. Sprint personnel on the Company's premises. The Company shall provide, at its expense, appropriate work space, telephone service, and similar support systems, for use by Sprint's personnel on the Company's premises.

     D. Sprint shall provide personnel to participate in the creation and implementation of any beta test plan for the Services purchased from Sprint, at no additional cost.

     E.   Sprint and the Company shall exchange appropriate escalation lists.

5. SERVICE MANAGEMENT CENTER ESCALATION GUIDELINES. The Service Management Center ("SMC") shall prioritize and work tickets based on their severity, as mutually agreed upon and reflected in the Procedures Manual. Outside the established escalation process, the Company reserves the right to begin immediate escalation when situations warrant.

                                 ATTACHMENT PS

                              PRICING OF SERVICES

          This ATTACHMENT PS is annexed to that certain Services Agreement, dated as of the 3rd of February, 1997, between the Company and Sprint (the "AGREEMENT") and sets forth certain information regarding the Services and related Rates and Charges to be offered to the Company. The information and obligations set forth herein are deemed fully incorporated into the Agreement as if set forth therein in their entirety. Reference is further made to SECTION
19.9 of the Agreement. Capitalized terms used without definition herein have their respective meanings as set forth in ATTACHMENT DE.

          Except as otherwise provided herein (e.g., the adjustment of charges
                                               ----
for Access Components and adjustments of charges for Transport Component F), the Rates and Charges set forth in this ATTACHMENT PS shall be subject to change upon the mutual written agreement of each of the Vice President - Operations of the Company (or any other authorized officer designated to act on behalf of the Company pursuant to this paragraph) and the Vice President and General Manager RBOC Services - Wholesale Services Group of Sprint (or any other authorized officer designated to act on behalf of Sprint pursuant to this paragraph). Any such change shall be effected by delivery of the Price Change Modification Notice annexed hereto as EXHIBIT PS-I.

                       I. Access Services to be Offered
                          -----------------------------

          This PARAGRAPH I sets forth the manner in which Switched Access Services and Dedicated Access Services (the "ACCESS SERVICES") shall be provided by Sprint to the Company under the terms of the Agreement, subject to the Rates and Charges set forth in PARAGRAPH V hereof and the Tables attached thereto. Access Services shall be provided, at the Company's sole and absolute discretion, by Sprint or the Company, as the case may be, as more fully set forth below. DIAGRAM 1 illustrates the Access Components for Switched and Dedicated Access. Sprint shall provide the following Access Services, at the request of the Company:

I.   SWITCHED ACCESS SERVICES. Subject to the provisions of SECTION 6.2(A) AND
     SECTION 10.1(A) of the Agreement, Sprint shall provide, at the request of the Company, switched origination services ("SWITCHED ORIGINATION SERVICES") to the Company at the applicable Rates and Charges (Access Components A and B) and switched termination services ("SWITCHED TERMINATION SERVICES") to the Company at the applicable Rates and Charges (Access Components D and E). TABLE I, incorporated for illustrative purposes only, sets forth an example of Sprint's rate structure for Switched Origination Services and Switched Termination Services (together, the "SWITCHED ACCESS SERVICES").

2. DEDICATED ACCESS SERVICES. Sprint shall provide, at the request of the Company, dedicated special access circuits ("DEDICATED ACCESS SERVICES") connecting Sprint with any Domestic location of the Company or of any customer of the Company (each, a "COMPANY LOCATION"). Dedicated Access Services shall include, at the election of the Company, configurations whereby (i) Sprint provides access between Sprint and the Company Location ("SPRINT PROVIDED ACCESS"), (ii) the Company provides access to the serving wire center (the "SWC") and Sprint provides access from the applicable Sprint POP to the SWC (the "CPA-SWC") and (iii) the Company provides access into the Sprint POP ("CPA-POP"). The Rates and Charges for Dedicated Access Services are set forth on TABLE 9.


                        II. Core Services to be Offered
                            ---------------------------

          This PARAGRAPH II sets forth the Core Services which Sprint shall provide to the Company under the terms of the Agreement, subject to the Rates and Charges set forth in PARAGRAPH V hereof and the Tables attached thereto.

1. DOMESTIC TRANSPORT SERVICES. Sprint shall provide full-duplex, bi-directional, metered Domestic transport of baseband. Sprint circuit-switched messages ("DOMESTIC TRANSPORT SERVICES") at the applicable Rates and Charges set forth in TABLE 2 ("TRANSPORT COMPONENT C"). DIAGRAM 1 illustrates the provision of Sprint Domestic Transport Services. Billing increments for Domestic Transport are set forth in TABLE 5. For purposes of this Agreement, Domestic Transport Services shall be considered Core Services to the extent that such Domestic Transport Services constitute a necessary component of a Core Service otherwise listed in this PARAGRAPH II.

2. INTERNAL TRANSPORT SERVICES. Sprint shall provide full-duplex, unidirectional (Domestic originated and foreign terminated), metered international transport of baseband Sprint gateway circuit-switched messages ("INTERNATIONAL TRANSPORT SERVICES" and, together with Domestic Transport, "TRANSPORT SERVICES") at the applicable Rates and Charges set forth in TABLE 3 ("TRANSPORT COMPONENT F"), subject to SECTION 10.1(B) of this Agreement. Transport Component F does not include charges for (i) Access Services or (ii) Domestic Transport Services or Bulk Transport Services, as applicable. DIAGRAM 1 illustrates the provision of Sprint International Transport Services. Billing increments for International Transport are set forth in TABLE 5.

3. DOMESTIC TOLL-FREE SERVICES. Sprint shall provide the Company with applicable features and functions in connection with the provision of domestic toll-free service ("DOMESTIC TOLL-FREE SERVICES"). The Company shall pay Sprint the applicable service fees, surcharges and feature charges for Domestic Toll-Free Services set froth in TABLE 6.

4. CALLING CARD SERVICES. Sprint shall provide the Company with those Core Services which permit the Company to provide end-users with travel cards which enable such end-users to originate calls from the Domestic United States (to be terminated both Domestically and internationally) using a BTN-DID and a four-digit pin number authorization code (the "CALLING CARD SERVICES"). TABLE 4 sets forth charges for Calling Card Services and shall be in addition to applicable charges for International Transport Services. Complementary calling cards shall be a Shopping Service until otherwise agreed by Sprint and the Company. Billing increments for Calling Card Services are set forth in TABLE 5.

5. OPERATOR SERVICES. Sprint shall provide the Company with Domestic Operator Services and International Operator Services (the "OPERATOR SERVICES") at the Rates and Charges set forth on TABLE 8, which charges shall be in addition to applicable charges for Access Services and Transport Services, as applicable.

     A.   Domestic Operator Services. Sprint shall provide those Core Services
          --------------------------
          pursuant to which any of the Company's end-users may obtain live and automated operator assistance for station-to-station, person-to-person, general assistance, problem assistance, busy line interrupt and verification and Domestic Originated Directory Assistance Services ("DOMESTIC OPERATOR SERVICES"). Such Domestic Operator Services shall be accessed by 0++, 0+ or 0- dialing. End-users of Domestic Operator Services shall be permitted to use collect, third party, local exchange calling cards and commercial credit cards: to the extent that the Company has established arrangements as appropriate for payment. Sprint shall provide operator services support, including multi-lingual capabilities for Cantonese, French, German, Italian, Japanese, Mandarin, Polish, Russian, Spanish and Tagalog, for all interstate, intrastate and Domestic-to-international calls.

     B.   International Operator Services. Sprint shall provide a wholesale
          -------------------------------
          feature which connects Domestic callers with an international operator in any of approximately two hundred thirty (230) countries, currently configured for the Services (the "INTERNATIONAL OPERATOR SERVICES"). The following International Operator Services may be provided before the caller and foreign operator are connected: international Directory Originated Assistance Services (as set forth in PARAGRAPH 6 hereof), international general assistance, foreign language assistance for call completion and access to additional countries.

6. DIRECTORY ASSISTANCE SERVICES. Sprint shall provide those Core Services originated in the Domestic United States pursuant to which (i) calls are routed to an operator center supported by an electronic database, (ii) callers can receive listed phone numbers and related information as allowed by law and (iii) Sprint's line operator center can complete most calls at the caller's request (collectively, DIRECTORY ASSISTANCE SERVICES"). TABLE 7 sets forth the charges for Directory Assistance Services originated in the Domestic United States. Directory Assistance Services will be branded by the LEC or Alternate Service Provider.

7. BULK TRANSPORT SERVICES. Sprint shall provide those Core Services pursuant to which the Company may obtain point-to-point, dedicated, digital circuits between Sprint's Domestic POPs which shall support data and voice applications. Such digital access circuits shall provide line speeds of DS-1 (1.544 Mbps) and DS-3 (45.736 Mbps) ("BULK TRANSPORT SERVICES"). As set forth in PARAGRAPH 1.2 hereof, the associated access loops may be procured, in the Company's discretion, by either Sprint or the Company. TABLE 10 sets forth the Rates and Charges for Bulk Transport service.

                          III. Certain Other Matters
                               ---------------------

1. SERVICE CHANGE RATE. Subject to the terms of ATTACHMENT CC and the procedures described therein, the Company shall pay Sprint for all Service Changes undertaken pursuant to SECTION 3.4(B) of the Agreement at the rate of $81.50 per person hour, plus any directly related, reasonably incurred travel expenses.

2. PIC PROCESSING FEE. Subject to SECTION 3.7 of the Agreement, the Company shall pay Sprint $1.52 per ANI, and Sprint shall "pass-through" any directly-related LEC charges actually incurred by Sprint in connection therewith, plus five percent (5%) of such LEC charges, including "slamming" charges.

3. BRANDING SERVICES. TABLE 11 sets forth the Rates and Charges for each additional brand use to support the Company, as provided in SECTION 3.6(A) of the Agreement.

4. PAYPHONE COMPENSATION. The parties acknowledge that Sprint, as a facilities-based carrier, must compensate payphone service providers ("PSPS") for completed interstate and intrastate calls using the PSP's payphone pursuant to FCC rules adopted in CC Docket No. 96-128 to implement
     Section 276 of the act ("PSP COMPENSATION"). The Company shall reimburse Sprint for all PSP Compensation actually paid by sprint to the Company's PSPs. The method for such reimbursement shall be mutually agreed by the parties.

                              IV. Support Systems
                                  ---------------

          Sprint shall provide the following support systems, upon request and as applicable to the services rendered, each as more fully detailed in Sprint's Reseller Handbook, at no additional charge, and such other support systems as Sprint may from time to time provide to any other wholesale customers at no additional charge.

1.   ANI BATCH ORDER PROCESSING

     .   Automated orders and confirmation process
     .   Error notification

     .    Processed via SprintMail
     .    Once per day for 1+ and FONCard
     .    Twice per day for toll free
     .    ANI loading and error resolution for branding purposes
     .    One ANI file

2.   DEDICATED ORDER PROCESSING

     .    Support DAL. DS-1 and DS-3 access
     .    Inbound, outbound and private line service types
     .    Processed via SprintMail and/or paper
     .    Cycle times dependent upon LEC/Domestic Alternate Provider

3.   RESELLER DESKTOP MANAGER

     .    Provides means to view customer information
     .    Support switched Services (1+, FONCard, toll free)
     .    Additional users and access points are extra charge

4.   PIC ACTIVATION (333)

     .    Mechanized PIC
     .    LEC reject processing without customer contact
     .    Company responsible for LOA, PIC disputes, and third party verification
     .    Cycle times dependent upon each LEC contact
     .    Current Company configurations do not require PIC Activation
     . Implementation will require coordination with Sprint with a minimum of ninety (90) days notice

5.   TOLL FREE CARRIER COMMAND CENTER

     .    SMS administration for Sprint 800 numbers
     .    RESPORG functions for Sprint 800 numbers

6.   FRAUD MONITORING FOR SPRINT FONCARD PLATFORM

     . Deactivation of cards and other ABS services when fraud threshold is exceeded
     .    Notification given to Company when card is deactivated
     .    Reinstate customers requested by Company

7.   SERVICES MANAGEMENT CENTER (ATTACHMENT PG PARAGRAPH 4)

     .    Company single point of contact for all network trouble reporting
     .    Track resolution activity
     .    Coordinate maintenance activity
     .    Obtain trouble report status updates and closure information

     .    Escalation of resolution activities
     . Company shall have Internet access to Sprint's on-line trouble reporting system (Agreement (S)5)

8.   PRIVATE LINE SERVICE CENTER FOR PRIVATE LINES PURCHASED FROM SPRINT

     .    Monitoring of domestic private lines
     .    Centrally install and maintain the entire private line network
     .    Technical assistance surveillance center notification of outages

9.   WHOLESALE BILLING FOR SPRINT SERVICES USED BY COMPANY

     .    Wholesale invoicing on one or more cycles for the Company
     . A minimum of one (1) invoice for wholesale services will be rendered for each billing platform used to support the Services
     .    Bill summary reporting

10.  NETWORK OPERATIONS CONTROL CENTER FOR SPRINT'S NETWORK

     .    Provide network management
     . Interface with regional control centers to obtain geographical network status
     .    National surveillance system
     .    Sprint to notify Company of any network events

11.  BRANDING

     . One brand for Company for Operator Services and Calling Card Services when 800 access is used pursuant to SECTION 3.4(A) of the Agreement.

12.  END-USER CUSTOMER CDR FEED

     .    One CDR feed per day for the Company
     .    One NDM-link for passing daily CDRs to Company

13.  CIC ACTIVATION

     .    Reference is made to SECTION 3.4 of the Agreement

14.  CLIENT/SERVER DATA DOWNLOADING CAPABILITY

     .    1 NDM-link for Company
     .    Systems extract of Company data which can be uniquely identified

15.  NETWORK MANAGEMENT OF SPRINT NETWORK

     .    Grade of service management (ATTACHMENT PG IV)
     .    LEC and Domestic Alternate Provider trouble reporting
     .    Disaster recovery and restoration (Agreement (S)4.3)
     . Maintenance of LEC and Domestic Alternate Provider facilities (Agreement (S)4.1)
     .    Backbone monitoring
     .    Escalation (ATTACHMENT PG I.5)
     .    SS7 signaling with switched voice products
     .    Fundamental network infrastructure improvement (e.g., SONET)
                                                          ----
     . Use of Sprint's entrance facilities for certified LEC and Domestic Alternate Provider

16.  DEDICATED ACCOUNT TEAM AND TECHNICAL SUPPORT

     .    Dedicated account team (ATTACHMENT PG I.1)
     .    Access to WSG customer service support


                            V. Prices for Services
                               -------------------

          This PARAGRAPH V, and the Tables incorporated herein, sets forth the Rates and Charges which Sprint shall provide to the Company for the Services and references, where appropriate, certain Captive and Shopping Services.

1. CORE SERVICES. Subject to the terms and conditions of the Agreement, Sprint and the Company agree that during the Term, Sprint shall be obligated to provide the Core Services referenced in this ATTACHMENT PS and the Tables attached hereto.

2. ADDITIONAL CORE SERVICES. Sprint and the Company hereby agree that, subject to the terms and conditions of the Agreement, Sprint's obligation to provide, and the Company's obligation to purchase, any Captive Services or Shopping Services (pursuant to SECTION 3.1(A) of the Agreement), shall be subject to the mutual written agreement of authorized officers of each of the Company and Sprint in the manner set forth on EXHIBIT PS-II, which authorization shall be effective on the date such EXHIBIT PS-II is appended to this ATTACHMENT PS.

3. PURCHASED SHOPPING SERVICES. No reference herein to a Shopping Service shall be deemed to obligate Sprint to provide such Shopping Service to the Company, or to obligate the Company to purchase such Shopping Service from Sprint, until such time as the Company and Spring expressly agree in writing that such Shopping Service shall be designated an additional Core Service or a Purchased Shopping Service, pursuant to SECTION 3.1(C) of the Agreement. Upon the mutual written agreement of authorized officers of each of the Company and Sprint in the manner set forth on EXHIBIT PS-III, which authorization shall be effective on the date such EXHIBIT PS-III is appended to this ATTACHMENT PS, such service shall be deemed a Purchased Shopping Service for purposes of the Agreement.

                                   DIAGRAM 1
                    ACCESS SERVICES AND TRANSPORT SERVICES

        [CHART OF ACCESS SERVICES AND TRANSPORT SERVICES APPEARS HERE]


A   - Access Component A           EO  -  End Office
B   - Access Component B           TT  -  Trunk Tandem
C   - Transport Component C        POP -  Point of Presence
D   - Access Component D
E   - Access Component E
F   - Transport Component F

                                  Interstate

DOMESTIC
PAC BELL RESET RATE: INTERSTATE


                            Originating
                            -----------
          State      LATA      Comp A      Comp B      Comp D      Comp E
          -----      ----      ------      ------      ------      ------

                                      ***

                                    TABLE 1

                           Switched Access Services

                       (Access Components A, B, D and E)

     Access Components A, B, D and E are defined in Attachment DE. Other than with respect to a Virtual Bulk Transport Service configuration, the Company may only obtain (i) Access Components A and B together and (ii) Access Components D and E together, each collectively with Transport Component C. The example of Sprint's rate structure set forth below is applicable to both outbound and inbound traffic. This table is included solely for illustrative purposes as the charges set forth herein are subject to adjustment pursuant to Article 10 of the Agreement, which is intended to provide for a "pass-through" of all such costs as actually incurred by Sprint on behalf of the Company.

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
120     Maine                         ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
122     New Hampshire                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
124     Vermont                       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
126     Western Mass                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
128     Eastern Mass                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
130     Rhode Island                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
132     New York Metro                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
133     Poughkeepsie NY               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
134     Albany NY                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
136     Syracuse NY                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
138     Binghamton NY                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
140     Buffalo NY                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
220     Atlantic Coastal NJ           ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
222     Delaware Valley NJ            ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
224     North Jersey NJ               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
226     Capital PA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
228     Philadelphia PA               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
230     Altoona PA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
232     Northeast PA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
234     Pittsburgh PA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
236     Washington DC                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-2

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
238     Baltimore MD                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
240     Hagerstown MD                 ***        ***         ***        ***         ***        ***         ***        ***
---------------------------------------------------------------------------------------------------------------------------
242     Salisbury MD                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
244     Roanoke VA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
246     Culpepper VA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
248     Richmond VA                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
250     Lynchburg VA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
252     Norfolk VA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
254     Charleston WV                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
256     Clarksburg WV                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
320     Cleveland OH                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
322     Youngstown OH                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
324     Columbus OH                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
325     Akron OH                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
326     Toledo OH                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
328     Dayton OH                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
330     Evansville IN                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
332     South Bend IN                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
334     Auburn Huntington IN          ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
336     Indianapolis IN               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
338     Bloomington IN                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
340     Detroit MI                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
342     Upper Peninsula MI            ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
344     Saginaw MI                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
346     Lansing MI                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
348     Grand Rapids MI               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
350     Northeast WI                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
352     Northwest WI                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
354     Southwest WI                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
355     Southeast WI                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-3

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
358     Chicago IL                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
360     Rockford IL                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
362     Cairo IL                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
364     Sterling IL                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
366     Forrest IL                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
368     Peoria IL                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
370     Champaign IL                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
374     Springfield IL                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
376     Quincy IL                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
420     Asheville NC                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
422     Charlotte NC                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
424     Greensboro NC                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
426     Raleigh NC                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
428     Wilmington NC                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
430     Greenville SC                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
432     Florence SC                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
434     Columbia SC                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
436     Charleston SC                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
438     Atlanta GA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
440     Savannah GA                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
442     Augusta GA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
444     Albany GA                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
446     Macon GA                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
448     Pensacola FL FW EA            ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
450     Panama City FL MR EA          ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
452     Jacksonville FL LO EA         ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
454     Gainesville FL LO EA          ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
456     Daytona Beach FL PO EA        ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
458     Orlando FL WI EA              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
460    Southeast FL GR EA             ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-4

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
462     Louisville KY                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
464     Owensboro KY                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
466     Winchester KY                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
468     Memphis TN                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
470     Nashville TN                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
472     Chattanooga TN                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
474     Knoxville TN                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
476     Birmingham AL                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
477     Huntsville AL                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
478     Montgomery AL                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
480     Mobile AL                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
482     Jackson MS                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
484     Biloxi MS                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
486     Shreveport LA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
488     Lafayette LA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
490     New Orleans LA                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
492     Baton Rouge LA                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
520     St Louis MO                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
521     Westphalia MO                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
522     Springfield MO                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
524     Kansas City MO                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
526     Fort Smith AR                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
528     Little Rock AR                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
530     Pine Bluff AR                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
532     Wichita KS                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
534     Topeka KS                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
536     Oklahoma City OK              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
538     Tulsa OK                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
550     El Paso TX                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
552     Midland TX                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-5

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
554     Lubbock TX                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
556     Amarillo TX                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
558     Wichita Falls TX              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
550     Abilene TX                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
552     Dallas TX                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
554     Longview TX                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
556     Waco TX                       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
558     Austin TX                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
560     Houston TX                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
562     Beaumont TX                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
564     Corpus Christi TX             ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
566     San Antonio TX                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
568     Brownsville TX                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
570     Hearns TX                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
620     Rochester MN                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
624     Duluth MN                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
626     St. Cloud MN                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
628     Minneapolis MN                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
630     Sioux City IA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
632     Des Moines IA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
634     Davenport IA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
635     Cedar Rapids IA               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
636     Brainerd Fargo SD             ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
638     Bismarck ND                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
640     South Dakota                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
642     Not Serviced                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
644     Omaha NE                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
646     Grand Island NE               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
648     Great Falls MT                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
650     Billings MT                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-6

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
652     Idaho                         ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
654     Wyoming                       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
656     Denver CO                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
658     Colorado Springs CO           ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
660     Utah                          ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
664     New Mexico                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
666     Phoenix AZ                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
668     Tucson AZ                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
670     Eugene OR                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
672     Portland OR                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
674     Seattle WA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
676     Spokane WA                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
720     Reno NV                       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
721     Pahrump NV                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
722     San Francisco CA              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
724     Chico CA                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
726     Sacramento CA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
728     Fresno CA                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
730     Los Angeles CA                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
732     San Diego CA                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
734     Bakersfield CA                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
736     Monterey CA                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
738     Stockton CA                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
740     San Luis Obispo CA            ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
820     Puerto Rico                   ***        ***         ***        ***         ***        ***         ***        ***
----------------------------------------------------------------------------------------------------------------------------
822     U.S. Virgin Islands           ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
832     Alaska                        ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
834     Hawaii                        ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
920     Connecticut                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
921     Fishers Island NY             ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-7

                                      ---------------------------------------------------------------------------------------
                                                                         ACCESS COMPONENTS
                                      ---------------------------------------------------------------------------------------
                                                     Interstate                                    Intrastate
-----------------------------------------------------------------------------------------------------------------------------
LATA    LATA Name                     Originating Access     Terminating Access     Originating Access     Terminating Access
-----------------------------------------------------------------------------------------------------------------------------
                                      A          B           D          E           A          B           D          E
-----------------------------------------------------------------------------------------------------------------------------
922     Cincinnati OH                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
923     Lima-Mansfield OH             ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
924     Erie PA                       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
927     Harrisburg VA                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
928     Charlottesville VA            ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
929     Edinburg VA                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
932     Blue Field WV                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
937     Richmond IN                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
938     Terre Haute IN                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
939     Ft. Myers EA FL               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
949     Fayetteville NC               ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
951     Rocky Mount NC                ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
952     Tampa FL                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
953     Tallahasse FL                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
956     Bristol-Johnson City TN       ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
958     Lincoln NE                    ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
960     Coeur d Alene ID              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
961     San Angelo TX                 ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
973     Palms Springs CA              ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
974     Rochester NY                  ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
976     Mattison IL                   ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
977     Macomb IL                     ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
978     Olney IL                      ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
980     Navajo Territory AZ           ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------
981     Navajo Territory UT           ***        ***         ***        ***         ***        ***         ***        ***
-----------------------------------------------------------------------------------------------------------------------------

PBC -- Service Agreement -- Attachment PS -- NY 191316 3 -- Execution Version --
                           Page PS -- Attachments-8

                                    TABLE 2

                          DOMESTIC TRANSPORT SERVICES
                           (TRANSPORT COMPONENT C)

                                                   Peak         Off-Peak
                                                   ----         --------

Transport Component C                              $***         $***


Notes to Table 2
----------------

All charges are presented on a per MOU basis. Charges for Domestic Transport Services do not include charges for applicable Access Services. Transport Component C is applicable to Transport Services within the Domestic United States. The applicable time periods for peak Domestic Transport Services shall be 8:00 a.m. to, but not including 5:00 p.m., Monday though Friday. The applicable time periods for off-peak Domestic Transport Services shall be (i) 5:00 p.m. to, but not including, 8:00 a.m., Monday though Friday (subject to CLAUSE (II) below) and (ii) 12:01 a.m. Saturday to, but not including 8:00 a.m. Monday.

                                    TABLE 3


                       International Transport Services
                            (Transport Component F)


              Country       Standard       Discount       Economy
              -------       --------       --------       -------


                                      ***

                                    TABLE 4

                             CALLING CARD SERVICES


          Sprint shall provide an automated calling card platform to process Domestic-to-Domestic and Domestic-to-international calls under the Company's private labeled (branded, except as provided herein) calling card. Prior to the Commercial Commencement Date (i) the Company shall pay Sprint $*** per MOU for Domestic Calling Card Services using Sprint's platform (the "CALLING CARD SERVICE CHARGE") which charge includes applicable charges for Access Services and Domestic Transport Services and (ii) charges for Access Services included in the Calling Card Service Charge will be based on Sprint's nationally weighted average charges for applicable Access Services. After the Commercial Commencement Date, the Calling Card Service Charge will be adjusted based on actual geographic-specific charges for Access Services. As soon as practical after commencement of the Agreement, Sprint will segregate the charges for Access Services from the Calling Card Service Charge in order that such charges for Access Services can be periodically adjusted to reflect actual charges for Access Services. The Calling Card Service Charges for FONcard direct dial services are set forth in this TABLE 4 on a per call basis. Such Calling Card Service Charges do not include charges for applicable International Transport Services.


               To
               --

From:               U.S. Mainland       Alaska       Hawaii      International
----                -------------       ------       ------      -------------
U.S. Mainland           $***             $***         $***           $***

Alaska                  $***             $***         $***           $***

Hawaii                  $***             $***         $***           $***

International             N/A              N/A          N/A            N/A


Operator-Assisted Station-to-Station                                 $***

Operator-Assisted Person-to-Person                                   $***

Director Assistance                                                  $***


Notes to Table 4
----------------

The Calling Card Service Charge for interstate FONcard direct dial services including database query charges.

                                    TABLE 5

                              Billing Increments
                (Transport Services and Calling Card Services)

            Billing increments set forth below are presented on an initial period/additional period format. All increments are in seconds (e.g., 18/6 represents an initial 18 seconds followed by an additional 6 seconds).

                 -------------------------------------------------------------------
Outbound                                 Termination
------------------------------------------------------------------------------------
Origination      U.S.   AK/HI/USVI/PR   Canada   Mexico   International   Intrastate
------------------------------------------------------------------------------------
U.S.             ***         ***          ***     ***          ***            ***
AK/HI/USVI/PR    ***         ***          ***     ***          ***            N/A
Canada           N/A         N/A          N/A     N/A          N/A            N/A
Mexico           N/A         N/A          N/A     N/A          N/A            N/A
International    N/A         N/A          N/A     N/A          N/A            N/A
------------------------------------------------------------------------------------

                 -------------------------------------------------------------------
Inbound                                  Termination
------------------------------------------------------------------------------------
Origination      U.S.   AK/HI/USVI/PR   Canada   Mexico   International   Intrastate
------------------------------------------------------------------------------------
U.S.             ***         ***          N/A     N/A          N/A           18/6
AK/HI/USVI/PR    ***         ***          N/A     N/A          N/A            N/A
Canada           ***         ***          N/A     N/A          N/A            N/A
Mexico           ***         ***          N/A     N/A          N/A            N/A
International    ***         ***          N/A     N/A          N/A            N/A
------------------------------------------------------------------------------------

                 -------------------------------------------------------------------
Calling Card                             Termination
------------------------------------------------------------------------------------
Origination      U.S.   AK/HI/USVI/PR   Canada   Mexico   International   Intrastate
------------------------------------------------------------------------------------
U.S.             ***         ***          ***     ***          ***            ***
AK/HI/USVI/PR    ***         ***          ***     ***          ***            N/A
Canada           ***         ***          ***     ***          ***            N/A
Mexico           ***         ***          ***     ***          ***            N/A
International    ***         ***          ***     ***          ***            N/A
------------------------------------------------------------------------------------

                                    TABLE 6

                          DOMESTIC TOLL-FREE SERVICES
                (SERVICE FEES, SURCHARGES AND FEATURES CHARGES)

1.  800 DATABASE QUERY CHARGES

    Interstate                                        $*** per call
    Intrastate                                        $*** per call

2.  CUSTOMER ACCOUNT FEE

    Switched Access Switchless Resale                 $*** per month

3.  INBOUND DIRECTORY ASSISTANCE LISTING CHARGE

    Charge Per Inbound Number                         "Pass-Through" of charges
                                                      (currently $*** per month)

4. NONCOMPLETE CALL SURCHARGE. In any month that the Company exceeds the Maximum Noncomplete 800 Call Percentage for dedicated 800 and/or switched 800 traffic as stated below, the Company shall pay Sprint a surcharge equal to the amount stated below for each Noncomplete 800 call in excess of the Maximum Noncomplete 800 Call Percentage. This surcharge shall be calculated for Resale Direct Toll Free Service and Resale Direct Toll free Extension Service.

    Dedicated and Switched                                 Per
          Toll-Free               Maximum Noncomplete      Call
    Usage Type (Rate Element)     800 Call Percentage      Surcharge
    -------------------------     -------------------      ---------

       Intrastate/Interstate              15%                $***

5. INBOUND FEATURES. Sprint shall provide the following inbound Domestic features as set forth below:

       Canadian (Toll-Free) Coverage   $*** per month per toll-free number
                                       $*** installation (waived)

       Toll-Free Number Charge         $*** per month per toll-free number
                                       $*** installation (waived)

       Uniform Call Distribution       $*** per month per service group
                                       $*** installation per service group

       Dialed Number Identification    $*** per month per service group
        System                         $*** installation per service group
                                       $*** per month per service group (waived)

                                    TABLE 7

                         DIRECTORY ASSISTANCE SERVICES
                             (DOMESTIC ORIGINATED)

                              Switched Access          Dedicated Access
                              ---------------          ----------------
Interstate                         $***                     $***

Intrastate                         $***                     $***

Canada                             $***                     $***

Caribbean                          $***                     $***

International (all other)          $***                     $***

Notes to Table 7
----------------

1. All charges are applied per call and includes charges for Access Services and Transport Services.

2. International Directory Assistance Service charges include Domestic-to-international service only.

                                    TABLE 8

                               OPERATOR SERVICES
                         (DOMESTIC AND INTERNATIONAL)

A.   LIVE OPERATOR

        Agent Work Time         $*** per work second

B.   AUTOMATED

        LEC Calling Card        $*** per attempt
        Operator                $*** per attempt

C.   PROCESSING

        Call Validation         $*** per query
        Call Rating             $*** per message
        Outclearing             $*** per message

D.   MULTI-LINGUAL SUPPORT

        Sprint shall provide multi-lingual support at no additional cost to the Company in languages referenced in PARAGRAPH II.5.A of ATTACHMENT PS.

E.   CALL AND BILL TYPES SUPPORTED

     (1)  CALL TYPES SUPPORTED (0++, 0+ AND 0-)

               Station-to-Station
               Person-to-Person
               Problem Assistance
               General Assistance
               Busy Line Interrupt and Verification
               Directory Assistance

     (2)  BILL TYPES SUPPORTED

               Reseller FONcard
               LEC Calling Card
               Collect
               Third Party
               Sent Paid

                                    TABLE 8

                               OPERATOR SERVICES
                         (DOMESTIC AND INTERNATIONAL)


F.   APPLICABLE CHARGES, BY CALL TYPE

--------------------------------------------------------------------------------
     CALL TYPE              COMPLETED CALLS              UNBILLABLE ATTEMPTS
--------------------------------------------------------------------------------
0++                      Mechanized Calling Card       Mechanized Calling Card
STATION-TO-STATION       Validation                    Validation
LEC CALLING CARD         Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------
0+                       Agent Work Time               Agent Work Time
PERSON-TO-PERSON         Validation                    Validation
LEC CALLING CARD         Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------
0+                       Automated Operator            Automated Operator
STATION-TO-STATION       Validation                    Validation
LEC CALLING CARD         Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------
0-                       Agent Work Time               Agent Work Time
STATION-TO-STATION       Validation                    Validation
LEC CALLING CARD         Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------
0-                       Agent Work Time               Agent Work Time
PERSON-TO-PERSON         Validation                    Validation
LEC CALLING CARD         Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------
0-                       Agent Work Time               Agent Work Time
STATION-TO-STATION       Validation                    Validation
COLLECT                  Call Rating
                         Outclearing
                         LEC Billing (pass through)
                         Network Facilities
--------------------------------------------------------------------------------

                                    TABLE 8

                               OPERATOR SERVICES
                         (DOMESTIC AND INTERNATIONAL)


--------------------------------------------------------------------------------
0-                        Agent Work Time                   Agent Work Time
DIRECTORY ASSISTANCE      Validation                        Validation
LEC CALLING CARD          Call Rating
                          Outclearing
                          LEC Billing (pass through)
                          Network Facilities
                          Directory Assistance
--------------------------------------------------------------------------------
0-                        Agent Work Time                   Agent Work Time
PROBLEM ASSIST
GENERAL ASSIST
--------------------------------------------------------------------------------
0-                        Agent Work Time                   Agent Work Time
BUSY LINE INTERRUPT AND   Validation                        Validation
VERIFICATION              Call Rating
LEC CALLING CARD          Outclearing
                          LEC Billing (pass through)
                          Network Facilities
--------------------------------------------------------------------------------

                                    TABLE 9

                           DEDICATED ACCESS SERVICES

T-1 CIRCUIT ACCESS CHARGES
(MONTHLY)                     SPA              CPA-SWC        CPA-POP
--------------------------------------------------------------------------------
COC                          $***              $***            $***
ACF                          waived             N/A              N/A
EFC                           N/A              $***              N/A
Local Access Loop         ICB per Tariff 8      N/A              N/A
Installation                 waived            waived          waived


Notes to Table 9
----------------

1. Minimum Monthly Usage is measured per port and is One Hundred Dollars ($***) per port.

2. Monthly recurring and non-recurring charges for the associated access loops shall be as set forth in Tariff 8 pursuant to SECTION 8.1(B) of the Agreement.

                                   TABLE 10

                            BULK TRANSPORT SERVICES

DS-1 CIRCUIT ACCESS CHARGES
(MONTHLY)                     SPA              CPA-SWC        CPA-POP
--------------------------------------------------------------------------------
COC                          $***              $***            $***
ACF                          waived             N/A              N/A
EFC                           N/A              $***              N/A
Local Access Loop         ICB per Tariff 8      N/A              N/A
Installation                 waived            waived          waived

MILEAGE RATE

     Miles                        1-250         251+
     Minimum Monthly Charge        $***         $***
     DSO Rate/Mile/Month        $***         $***

DS-3 CIRCUIT ACCESS CHARGES
(MONTHLY)                     SPA              CPA-SWC        CPA-POP
--------------------------------------------------------------------------------
COC                         $***              $***             $***
ACF                           N/A               N/A              N/A
EFC                           N/A               ICB              N/A
Local Access Loop             ICB               N/A              N/A
Installation                 waived            waived          waived

MILEAGE RATE

     Minimum Monthly Charge        $***
     DSO rate/Mile/Month          $***

Notes to Table 10
-----------------

1.   The minimum term for DS-1s and DS-3s shall be one (1) year.

2. To the extent that Sprint provides the associated DS-1 access loops, the rates for such access loops shall be set forth in Tariff 8 pursuant to
     SECTION 8.1(B) of the Agreement.

                                   TABLE 11

                               BRANDING SERVICES

-----------------------------------------------------------------------------------------------------------------
                                    RESELLER BRANDED                                 GENERIC BRANDED
------------------------------------------------------------------------------------------------------------------
 TYPE OF SOLUTION         OPERATOR SERVICES     CALLING CARD              OPERATOR SERVICES       CALLING CARD
------------------------------------------------------------------------------------------------------------------
          ANI              Initial $***          Initial $***           Initial $*** first.       Initial $***
                              Monthly             Monthly              Initial $*** thereafter      Monthly
                          Maintenance $***      Maintenance $***      Monthly Maintenance $***   Maintenance $***
------------------------------------------------------------------------------------------------------------------
 CIP Solution with         Initial $***          Initial $***           Initial $*** first.          $*** first.
    Reseller CIC              Monthly              Monthly            Initial $*** thereafter     $*** thereafter
                          Maintenance $***      Maintenance $***      Monthly Maintenance $***        Monthly
                                                                                                  Maintenance $***
------------------------------------------------------------------------------------------------------------------

Notes to Table 11
-----------------

1.   CIC activation charges are not included.

2. If the same brand can be used for both Operator Services and Calling Card Services, only one OPART charge applies because only one OPART is needed to support both Services.

3. The first reseller has an additional $*** charge because of the OPART required. All subsequent resellers can use the same OPART as the first reseller and shall not be charged for an OPART.

                                 EXHIBIT PS-I

                       PRICE CHANGE MODIFICATION NOTICE

          This Price Change Modification Notice confirms that the following rates and charges for the Services described are amended as of the date set forth below:

          1.   Description of Service and Product:

          2.   Price Change

               (a)  Old Rates:

               (b)  New Rates:

          3.   Effective Date of New Rates:


          Each of the undersigned confirms the information set forth herein and that each such person has the requisite authority under the Agreement to effect the modifications set forth herein.


                                   SPRINT COMMUNICATIONS COMPANY, L.P.

                                   By: _________________________________________
                                       Name:
                                       Title: Vice President and General Manager
                                              RBOC Services - Wholesale Services
                                              Group

                                   PACIFIC BELL COMMUNICATIONS

                                   By: _________________________________________
                                       Name:
                                       Title: Vice President - Operations

                                 EXHIBIT PS-II

                        ADDITIONAL CORE SERVICES NOTICE

          This additional Core Services Notice confirms that the following service has been incorporated by the Company and Sprint as a Core Service as of the date set forth below:

          1. Description of Service and Product:

          2. Rate and Changes:

          3. Performance Guarantees:

          Each of the undersigned confirms the information set forth herein and that each person has the requisite authority under the Agreement to effect the modifications set forth herein.


                                   SPRINT COMMUNICATIONS COMPANY, L.P.

                                   By: ______________________________
                                       Name:
                                       Title: Vice President and General Manager
                                              RBOC Services - Wholesale Services
                                              Group

                                   PACIFIC BELL COMMUNICATIONS

                                   By: _______________________________
                                       Name:
                                       Title: Vice President - Operations

                                EXHIBIT PS-III

                       PURCHASED SHOPPING SERVICE NOTICE

          This Purchased Shopping Service Notice confirms that the following service has been incorporated by the Company and Sprint as a Purchased Shopping Service as of the date set forth below:

          1. Description of Service and Product:

          2. Exclusivity Terms:

          3. Rates and Charges:

          4. Performance Guarantees:

          5. Modifications to Terms of the Agreement:

          Each of the undersigned confirms the information set forth herein and that each such person has the requisite authority under the Agreement to effect the modifications set forth herein.

                                   SPRINT COMMUNICATIONS COMPANY, L.P.

                                   BY: ___________________________________
                                       Name:
                                       Title: Vice President and General Manager
                                              RBOC Service - Wholesale Services
                                              Group


                                   PACIFIC BELL COMMUNICATIONS

                                   By: ___________________________________
                                       Name:
                                       Title: Vice President - Operations